UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒        Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Clarendon House

2 Church Street

Hamilton HM11

Bermuda

April 29, 2014

DEAR SHAREHOLDER

It is my pleasure to invite you to the 2014 Annual General Meeting of the Shareholders of Signet Jewelers Limited, which will be held on Friday, June 13, 2014 at 11:00 a.m. Atlantic Time, at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda.

At the Meeting, you are being asked to vote on the following matters:

•	Election of ten directors as listed in the Proxy Statement to the Board of Directors;

•	Appointment of the Company’s independent registered auditor;

•	Approval of executive compensation of the named executive officers of the Company as detailed in the Proxy Statement in a non-binding advisory vote (referred to as a “Say-on-Pay” vote);

•	Re-Approval of the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009, as described in the Proxy Statement; and

•	Approval of the amendments to the Signet Jewelers Limited Bye-laws as detailed in the Proxy Statement.

The Company’s audited financial statements for the fiscal year ended February 1, 2014 (“Fiscal 2014”), as approved by the Board, will be presented at the Meeting.

This year we are again taking advantage of the rules under the Securities Exchange Act of 1934 that allow companies to furnish proxy materials to Shareholders electronically. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail or email. You will not receive a printed copy of the proxy materials unless you specifically request one or have previously requested one. The Notice explains how to access and review all of the important information contained in the Proxy Statement, as well as how to submit your proxy electronically or, additionally for US Shareholders, by telephone. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials that are included in the Notice. The Notice, form of proxy and form of direction include instructions on how you can access and review the Notice, Proxy Statement and Annual Report on the Company’s website.

It is important that your shares are represented and voted at the Meeting, regardless of the size of your holdings. Your vote is important.

H. Todd Stitzer

Chairman

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	1

NOTICE OF ANNUAL GENERAL MEETING

Date:	Friday, June 13, 2014
Time:	11:00 a.m. Atlantic Time
Place:	Rosewood Tucker’s Point
60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda.

Notice is hereby given that the 2014 Annual General Meeting (“Meeting”) of the Shareholders of Signet Jewelers Limited (the “Company”) will be held at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda, on Friday, June 13, 2014 at 11:00 a.m. Atlantic Time, to consider the following items of business:

1.	Election of ten directors to the Company’s Board of Directors to serve until the next Annual General Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.	Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

4.	Re-Approval of the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009, as described in the Proxy Statement.

5.	Approval of the amendments to the Signet Jewelers Limited Bye-laws as detailed in the Proxy Statement.

In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

Each of the matters to be presented at the Meeting will be voted upon by a poll.

The Company’s audited financial statements for Fiscal 2014 as approved by our Board will be presented at the Meeting.

The Board of Directors has fixed the close of business on April 11, 2014, as the record date for the Meeting. All Shareholders of record at the close of business on that date are entitled to notice of, and to be present and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to Shareholders of record, beneficial owners of Company Common Shares entitled to provide instructions to vote at the Meeting having evidence of ownership, proxies and corporate representatives of Shareholders, and invited guests of management. Any person claiming to be an authorized representative of a Shareholder must, upon request, produce written evidence of such authorization.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

By Order of the Board

Mark A. Jenkins

Signet Company Secretary & Chief Legal Officer

April 29, 2014

Important Notice Regarding Availability of Proxy Materials for the Annual General Meeting to be held on June 13, 2014. The Notice of Internet Availability of Proxy Materials, Notice of Annual General Meeting, Proxy Statement, Proxy Card and the Annual Report are available at www.signetjewelers.com/shareholders

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR, FOR U.S. SHAREHOLDERS, BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE FORM OF PROXY, OR ALTERNATIVELY MARK, SIGN AND DATE THE FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL GENERAL MEETING. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO THE TRANSFER AGENT OR BY VOTING IN PERSON AT THE MEETING.

2	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	3

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and 2014 Annual Report before you vote.

2014 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:

June 13, 2014, 11:00 a.m., Atlantic Time

Date Proxy Materials Are First Made Available to Shareholders:

April 29, 2014

Place:

Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda.

Record Date:

April 11, 2014

Electronic Voting:

Place your vote by visiting www.signetjewelers.com/shareholders

CORPORATE GOVERNANCE

Our Corporate Governance Policies Reflect Best Practices

•	Annual election of all directors

•	Independent Chairman of the Board

•	90% of directors are independent

•	Independent Chairman of the Board approves Board meeting agendas

•	Majority voting for director elections

•	Average Board attendance of 100% during Fiscal 2014

•	All serving directors attended 2013 annual meeting of shareholders
•	Executive sessions of independent directors held at each regularly scheduled Board meeting

•	Company policy prohibits pledging and hedging of company stock by directors and employees

•	Executive officer and director stock ownership guidelines

•	Board participation in CEO succession planning

•	Regular Board evaluations conducted

VOTING MATTERS AND BOARD RECOMMENDATIONS

Management Proposals:	Board’s Recommendation	Page
Election of 10 Director Nominees (Proposal No. 1)	FOR all Director Nominees	9
Appointment of KPMG LLP as Independent Auditors for 2014 until the conclusion of the 2015 Annual General Meeting (Proposal No. 2)	FOR	12
Advisory Approval of the Named Executive Officer Compensation (Proposal No. 3)	FOR	13
Re-Approval of the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009, as described (Proposal No. 4)	FOR	14
Approval of the amendments to the Signet Jewelers Limited Bye-laws (Proposal No. 5)	FOR	20

4	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

EXECUTIVE COMPENSATION PROGRAMS

Our Executive Compensation Programs are Designed to Attract and Retain Talent and Align the Interests of Our Executives with Our Shareholders By Paying for Performance

Our compensation philosophy is to provide market-competitive programs, with pay directly linked to the achievement of short- and long-term business results.

The Compensation Committee has a practice of reviewing the program components, targets and payouts on an annual basis, to ensure the strength of our pay for performance alignment. Our performance is evaluated against short-term goals that support the Company’s long-term business strategy and long-term goals that measure the creation of long-term shareholder value.

Our Executive Compensation Programs Incorporate Strong Governance Features

•	Committee assesses the pay and performance alignment of our incentive plans

•	Long-term and short-term awards are performance-based

•	No single-trigger benefits on change of control and no excise tax gross ups

•	Clawback policy in place for all NEOs
•	Stock ownership guidelines for named executive officers (or NEOs) and independent directors

•	The Compensation Committee has engaged an independent compensation consultant

•	Limited perquisites and no income tax gross ups

The Company received strong shareholder support for its Fiscal 2013 executive compensation program with 98% of votes cast approving our advisory resolution in June 2013. As in prior years, the Committee considered this input from our shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Following this review and based on the Committee’s assessment of the program, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2014.

Please see the Compensation Discussion and Analysis section beginning on page 29 of this Proxy Statement for a detailed description of our executive compensation.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	5

Signet Jewelers Limited

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2014

This Proxy Statement (the “Proxy Statement”) is being furnished to the holders of Common Shares, par value $0.18 per share (the “Common Shares”) of Signet Jewelers Limited (the “Company” or “Signet”), a company registered in Bermuda, in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual General Meeting of Shareholders to be held on Friday, June 13, 2014 at 11:00 a.m. Atlantic Time, at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda, and at any adjournments or postponements thereof (the “Annual General Meeting” or the “Meeting”). The purpose of the Annual General Meeting is to conduct the following items of business:

1.	To elect ten directors to the Company’s Board of Directors to serve until the next Annual General Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.	To appoint KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

4.	To re-approve the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009, as described in the Proxy Statement.

5.	To approve the amendments to the Signet Jewelers Limited Bye-laws as set forth in the Proxy Statement.

In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

The Company’s audited financial statements for Fiscal 2014 as approved by our Board will be presented at the Meeting.

6	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF THE COMMON SHARES

The following table shows all persons who were known to us to be beneficial owners (determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than five percent of the Common Shares as of April 11, 2014. This table is based upon reports filed with the United States Securities and Exchange Commission (the “SEC”). Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial holder	% of Class	Number of shares	Nature of holding
Corvex Management LP 712 Fifth Avenue 23 Floor New York NY, 10019 USA	7.80	6,259,323	(1)
BlackRock Inc 40 East 52nd Street New York NY 10022 USA	5.80	4,681,633	(2)
Investec Asset Management Limited Woolgate Exchange 25 Basinghall Street London EC2V 5HA England	5.48	4,398,155	(3)
The Vanguard Group 100 Vanguard Blvd. Malvern PA 19355 USA	5.31	4,262,457	(4)

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)

Based upon a Schedule 13D/A filed on February 20, 2014 by Corvex Management LP (“Corvex”) which reported sole voting power and sole dispositive power over 6,259,323 shares, and may be deemed to be the beneficial owner of such shares. By virtue of his position as control person of the general partner of Corvex, Keith Meister may be considered to beneficially own such shares. According to a Schedule 13D filed on behalf of Corvex on January 24, 2014, Corvex holds Signet shares for the account of certain private investment funds for which Corvex acts as investment adviser, including Corvex Master Fund, LP, a Cayman Islands limited partnership, the general partner of which is controlled by Mr. Meister.

(2)

Based upon a Schedule 13G filed on February 3, 2014, BlackRock Inc. reported sole voting power and sole dispositive power over 4,681,633 shares and that it may be deemed to be the beneficial owner of such shares owned by various persons, who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares.

(3)

Based upon a Schedule 13G filed on February 5, 2014, Investec Asset Management Limited, reported that in its capacity as discretionary investment adviser to its various clients with sole voting power and sole dispositive power over 4,398,155 shares and that it may be deemed to be the beneficial owner of such shares owned by such clients or for such clients’ benefit.

(4)

Based upon a Schedule 13G filed on February 11, 2014, The Vanguard Group (“Vanguard”) reported beneficial ownership of 4,262,457 shares as follows: sole voting power—50,610 shares, sole dispositive power—4,217,247 shares and shared dispositive power—45,210 shares. Vanguard reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 45,210 shares as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 5,400 shares as a result of its serving as investment manager of Australian investment offerings.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	7

OWNERSHIP BY DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 11, 2014 by each current Director, each executive officer named in the Summary Compensation Table, and all of the Company’s executive officers and Directors as a group:

Name of beneficial owner	Common Shares(1)	Shares that may be acquired upon exercise of options within 60 days(2)	Total(3)
H. Todd Stitzer(4)	6,318	0	6,318
Michael W. Barnes(4)(6)	141,556	35,635	177,191
Virginia Drosos(4)	3,898	0	3,898
Dale W. Hilpert(4)	12,167	0	12,167
Helen McCluskey(4)	1,307	0	1,307
Marianne Miller Parrs(4)	16,167	0	16,167
Thomas G. Plaskett(4)	12,672	0	12,672
Robert Stack(4)	1,121	0	1,121
Eugenia Ulasewicz(4)	1,121	0	1,121
Russell Walls(4)	9,295	0	9,295
Edward Hrabak(5)	555	8,718	9,273
Mark Light(5)	21,192	22,197	43,389
Ronald Ristau(5)	16,050	8,606	24,656
Robert Trabucco(5)	15,426	3,054	18,480
All Executive Officers and Directors as a group (16 persons)	262,162	95,949	358,111

(1)	No shares are pledged as security and all are owned directly.

(2)	Shares issuable upon the exercise of vested stock options and/or restricted stock vesting.

(3)	All holdings represent less than 1% of the class outstanding.

(4)	Director.

(5)	Executive officer.

(6)	Chief Executive Officer.

See Compensation Discussion and Analysis and Director Compensation below for a discussion of the Company’s Common Share ownership policies applicable to executive officers and Directors, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership. Executive officers, Directors and such security holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and information provided by the reporting persons, all of its Directors and executive officers filed the required reports on a timely basis during Fiscal 2014.

8	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Proposal 1: Election of Ten Directors (Item 1 on the Proxy Card)

Shareholders will be asked to consider ten nominees for election to our Board of Directors to serve until the next annual general meeting of the Company or until their successors are duly elected. Each of our current Directors standing for election has the endorsement of the Board and the Nomination and Corporate Governance Committee.

NOMINEES FOR DIRECTORS

Set forth below is biographical information concerning each of our nominees for Director of the Company. An asterisk indicates an Independent Director who satisfies the definitions of independence and has been affirmatively determined by the Board as being independent in accordance with NYSE Listing Standards.

H. TODD STITZER* Age: 62 Director Since: January 2012	Private Directorships: • Massachusetts Mutual Life Insurance Company	Former Directorships: • Diageo plc (June 2013)

H. Todd Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc), having joined that company in 1983 as Assistant General Counsel for North America, before moving into strategic planning, and marketing and sales roles. Mr. Stitzer became CEO of Cadbury plc’s wholly-owned subsidiary, Dr Pepper/7 Up Inc., in 1997 and then of Cadbury PLC in 2003. He attended Harvard College and Columbia University Law School and practiced as an attorney with Lord, Day & Lord. He was a director of publicly held Diageo plc between 2004 and June 2013 and is currently a director of privately held Massachusetts Mutual Life Insurance Company. He is a member of the advisory board of Hamlin Capital Management, a privately held investment advisory firm, and is also a member of the advisory committee to the board of Virgin Group Holdings Ltd., a privately held company. It was on the basis of his proven leadership skills and ability to Chair the Board, that the Board concluded that Mr. Stitzer should continue to serve on the Board.

VIRGINIA DROSOS* Age: 51 Director Since: July 2012	Public Directorships: • American Financial Group

Virginia “Gina” Drosos is President of Assurex Health, a personalized medicine company. Prior to this, Ms. Drosos was a Group President of the Procter & Gamble Company, one of the world’s leading manufacturers of branded consumer packaged goods, until her retirement in September 2012. During her 25 year career at Procter & Gamble, Ms. Drosos held positions of increasing responsibility. In her role as Group President, Ms. Drosos had responsibility for a $6 billion business unit’s operations, P&L, strategy, innovation and long-term business development. Ms. Drosos is also a Director of American Financial Group. With her broad background in strategic, business and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company. She has expertise in branding, marketing, global operations and business expansions into new geographies. The Board has concluded that Ms. Drosos should continue to serve on the Board for these reasons.

DALE W. HILPERT* Age: 71 Director Since: September 2003	Public Directorships: • ANN INC.

Dale W. Hilpert was Chief Executive Officer of Williams-Sonoma, Inc. from April 2001 until his retirement in January 2003. Prior to this he was Chairman and Chief Executive Officer of Foot Locker, Inc. which he joined as President and Chief Operating Officer in 1995. Mr. Hilpert is a director of ANN Inc. Mr. Hilpert was asked to join the Board in order that it might benefit from his general management and retail specific skills. The Board has concluded that Mr. Hilpert should continue to serve on the Board for these reasons.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	9

MARIANNE MILLER PARRS* Age: 70 Director Since: October 2008	Public Directorships: • Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) • CIT Group Inc.

Marianne Miller Parrs retired in 2007 as Executive Vice President and Chief Financial Officer of International Paper Company where she had been since joining in 1974 as a Pension Trust Investment Manager and holding a number of positions before first being appointed Senior Vice President and Chief Financial Officer in 1995. She held this position until 1999 when she was appointed Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain and Investor Relations. She held this role for six years and she was also reappointed Chief Financial Officer in 2005. Previously Ms. Parrs was a Security Analyst at a number of firms including Merrill Lynch. Ms. Parrs is a director of Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) and CIT Group Inc. The Board considered it necessary to recruit to the Board a director with substantial US financial reporting experience. The Board has concluded that Ms. Parrs should continue to serve on the Board for these reasons.

THOMAS G. PLASKETT* Age: 70 Director Since: October 2008	Former Directorships Held: • Novell Corporation (April 2010) • Alcon Laboratories, Inc. (May 2011) • RadioShack Corporation (November 2013)

Thomas G. Plaskett has been Chairman of Fox Run Capital Associates, a private consulting firm focusing on financial advisory and corporate governance services for emerging companies, since 1991. From 1999 until 2000 he served as the Chairman, President and Chief Executive Officer of Probex Corp, an energy technology company. He also served as Vice Chairman of Legend Airlines, from 1997 until 2001. Mr. Plaskett served as Interim President, Chief Executive Officer, and Acting Chief Financial Officer of Greyhound Lines for two years before becoming Chairman from 1995 until 1999, when the company was sold. Previously, he was Chairman, President and Chief Executive Officer of Pan Am Corporation from 1988 until 1991. Prior to that, Mr. Plaskett was President and Chief Executive Officer of Continental Airlines from 1986 to 1987. Mr. Plaskett also held several senior management positions at American Airlines and AMR Company between 1974 and 1986. Mr. Plaskett served as a director of Novell Corporation, Alcon Laboratories Inc. and RadioShack Corporation until April 2010, May 2011 and November 2013 respectively. Mr. Plaskett joined the Board as his considerable general management skills were considered to be an enhancement to the overall efficiency and effectiveness of the Board. The Board has concluded that Mr. Plaskett should continue to serve on the Board for these reasons.

RUSSELL WALLS* Age: 70 Director Since: August 2002	Public Directorships: • Biocon Limited • Mytrah Energy Limited	Private Directorships: • Aviva Insurance Limited	Former Directorships Held: • Aviva plc (May 2013)

Russell Walls is a director of Biocon Limited, Mytrah Energy Limited and Chairman of Aviva Insurance Limited. He was the Group Finance Director of BAA plc until his retirement in 2002 and was an independent director of Aviva plc until May 2013. He is a Fellow of the Association of Chartered Certified Accountants. The Board considers Mr. Walls to have considerable experience as a financial manager and as such has developed a financial expertise considered to be of significant benefit to its efficiency and effectiveness. The Board has concluded that Mr. Walls should continue to serve on the Board for these reasons.

HELEN MCCLUSKEY* Age: 58 Director Since: August 2013	Public Directorships: • PVH Corporation	Former Directorships Held: • Warnaco (2013)

Helen McCluskey was President and CEO of Warnaco Group, Inc until its 2013 acquisition by PVH Corporation. Ms. McCluskey joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010, and President and Chief Executive Officer in 2012. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Firestone Tire & Rubber Company (1977-1983), Playtex Apparel, Inc (1983-2001) (which was acquired by Sara Lee Corporation in 1991) and Liz Claiborne Inc. (now Fifth & Pacific Companies Inc.) (2001-2004). Ms. McCluskey serves as an independent director of PVH Corporation, which position she assumed following the merger with Warnaco in 2013. With Ms. McCluskey’s broad background in strategy, business planning and operations, she brings valuable skills and insight to the Company. The Board has concluded that Ms. McCluskey should continue to serve on the Board for these reasons.

10	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

ROBERT STACK* Age: 63 Director Since: September 2013	Public Directorships: • IMI plc	Former Directorships Held: • J. Sainsbury plc (July 2012)

Robert Stack was Global Head of Human Resources for Cadbury plc (formerly Cadbury Schweppes plc) until his retirement in 2008, having joined Cadbury in 1990 as Vice President, Human Resources, Cadbury Schweppes global beverages unit. On becoming Global Head of Human Resources in 1996, he also joined the board of directors as an executive director where he led the recruitment of senior executives as well as board members and was also responsible for corporate communications and external affairs globally. Mr. Stack held positions of increasing responsibility with Bristol-Myers Company (1972-1980), and Primerica Corporation (formerly American Can Company) (1980-1990). Mr. Stack has been a director of publicly held IMI plc since 2008, and was a director of publicly held J. Sainsbury plc from 2005 to 2012. Mr. Stack has extensive general management and human resources knowledge which enhances the overall effectiveness of the Board. The Board has concluded that Mr. Stack should continue to serve on the Board for these reasons.

EUGENIA ULASEWICZ* Age: 60 Director Since: September 2013	Public Directorships: • Bunzl plc

Eugenia Ulasewicz was President of Burberry Group plc’s American division, responsible for the US, Canada, Latin America, Central and South America until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Ms. Ulasewicz has held positions of increasing responsibility with Bloomingdales, a division of Macy’s Inc. (formerly Federated Department Stores, Inc.) (1975-1991), Galeries Lafayette (1991-1993) and Saks, Inc. (1993-1998). Ms. Ulasewicz has served as a non-executive director of publicly held Bunzl plc since April 2011. Ms. Ulasewicz attended the University of Massachusetts where she graduated with a B.S., Human Ecology in 1975. She has expertise in branding, marketing, global operations and general management that provides valuable skills and insights to the Company. The Board has concluded that Ms. Ulasewicz should continue to serve on the Board for these reasons.

MICHAEL W. BARNES Age: 53 Director Since: January 2011	Public Directorships: • Darden Restaurants Inc.	Former Directorships Held: • Fossil, Inc. (December 2010)

Michael W. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010, and became Chief Executive Officer and a Director on January 29, 2011. Prior to joining the Company, Mr. Barnes was President, Chief Operating Officer and a director of Fossil, Inc., having served in those and other executive capacities at Fossil for twenty-five years, and as a director of Fossil from the time it became a public company in 1993 until December 1, 2010. Mr. Barnes also serves on the Board of Darden Restaurants Inc. As Chief Executive Officer, he has extensive knowledge of Signet’s operations. In addition, Mr. Barnes has a broad retail skill set and substantial leadership experience, with responsibilities ranging from overseeing state-of-the-art international sourcing and supply chain operations to leading business development and managing relationships with retail and licensing/brand partners. The Board has concluded that Mr. Barnes should continue to serve on the Board for these reasons.

No Director is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	11

Proposal 2: Appointment of Independent Auditor (Item 2 on the Proxy Card)

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent auditor to the Company until the end of the next Annual General Meeting and to authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee has selected KPMG, the U.S. member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s Annual General Meeting in 2015. While the Shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditors should be appointed.

A representative of KPMG will be in attendance at the Annual General Meeting to respond to appropriate questions raised by Shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring advance approval of the Company’s independent registered public accounting firm’s fees and services by the Audit Committee. The Audit Committee reviews all approved services and fees at subsequent meetings. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisals or valuations, (iv) actuarial services, (v) internal audit, (vi) management or human resources services, (vii) investment advice or investment banking, (viii) legal services and (ix) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2014 and Fiscal 2013 as shown in the table below were approved by the Audit Committee pursuant to this policy.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2014 and for the fiscal year ended February 2, 2013 (“Fiscal 2013”) for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2014 and Fiscal 2013, and for their respective reviews of the Company’s unaudited condensed consolidated interim financial statements. This table also reflects fees for other services rendered by KPMG during Fiscal 2014 and Fiscal 2013.

	Fiscal 2014 $million	Fiscal 2013 $million
Audit Fees	1.6	1.4
Audit-Related Fees(1)	0.4	0.3
Tax Fees(2)	0.3	0.1
All Other Fees(3)	—	0.1
Total Fees	2.3	1.9

(1)

Audit related fees consisted principally of assurance-related services that are reasonably related to the performance of the audit or review of financial statements. These services included due diligence services, agreed upon procedures and other attest engagements.

(2)	Tax fees consisted principally of professional services rendered for tax compliance and advisory services.

(3)	All other fees consisted of other advisory services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

12	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Proposal 3: Vote to Approve, on a Non-Binding Advisory Basis, the Compensation of Named Executive Officers as Disclosed in the Proxy Statement (Item 3 on the Proxy Card)

Shareholders are being asked to vote, on a non-binding advisory basis, on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis (“CDA”), the Fiscal 2014 Summary Compensation Table and related tables and narrative discussion contained in this Proxy Statement.

EXPLANATION

Our Board of Directors recognizes the interest our Shareholders have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Act, we are providing our Shareholders with the opportunity to cast a vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC as set forth in this Proxy Statement (also referred to as “Say-on-Pay”).

As described in our CDA, Signet’s compensation philosophy has been designed to deliver competitive total compensation upon the achievement of annual and long-term financial goals that will attract, motivate and retain leaders who will drive the creation of Shareholder value. Total compensation is targeted at approximately the median of a customized group of comparator companies.

The Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, are directly aligned with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy.)

We are asking our Shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our Shareholders to vote FOR the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Disclosure and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board of Directors or Compensation Committee. Our Board of Directors and Compensation Committee value the opinion of our Shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in our Proxy Statement, we will consider our Shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	13

Proposal 4: Re-Approval of the Material Terms of the Performance Goals Under the Signet Jewelers Limited Omnibus Incentive Plan (Item 4 on the Proxy Card)

Shareholders are being asked to vote to re-approve the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan that was previously approved by shareholders on June 16, 2009.

Background

On March 23, 2009, the Board adopted and the shareholders subsequently approved the Signet Jewelers Limited Omnibus Incentive Plan (the “Omnibus Plan”), including the list of potential performance goals and related provisions set forth in such plan for awards that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) (“Section 162(m)”). The Board is asking the shareholders to re-approve the material terms of the performance goals under the Omnibus Plan. For purposes of Section 162(m) and this Proposal 4, the material terms of the performance goals under the Omnibus Plan include: (1) the employees eligible to receive compensation; (2) a description of the business criteria on which the performance goals are based; and (3) the maximum amount of compensation that could be paid to any employee under the Omnibus Plan during a specified period if the performance goals are satisfied. This proposal does not seek any amendment of the existing provisions of, or performance goals contained within, the Omnibus Plan. Rather, this proposal is being presented to shareholders solely to address the periodic approval requirements of Section 162(m) described below.

A copy of the Omnibus Plan, which is identical to the version approved by shareholders in Fiscal 2010, is attached to this Proxy Statement as Exhibit A. The description of the Omnibus Plan herein is qualified in its entirety by the actual terms of the Omnibus Plan, as set forth in Exhibit A. Shareholders are urged to read the Omnibus Plan before determining how to vote on this Proposal.

Section 162(m) Approval

Section 162(m) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the principal executive officer and the next three most highly compensated employees (other than the principal financial officer). The deduction limit does not apply to performance-based compensation that satisfies the requirements of Section 162(m). Section 162(m) requires generally that (1) amounts be paid pursuant to an objective formula; (2) the compensation committee certifies that the performance goals in the formula have been satisfied; and (3) the shareholders approve the material terms of the Plan. The material terms of the performance goals of the Omnibus Plan were previously approved by the shareholders in Fiscal 2010 and the Omnibus Plan preserved the authority of the Compensation Committee to change the targets under a performance goal.

Section 162(m) provides that if a compensation committee has authority to change the targets under a performance goal after shareholder approval of the material terms of the performance goals, then the material terms of the performance goals must be disclosed to and re-approved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the material terms of the performance goals. Shareholder approval of this Proposal is intended to constitute re-approval of the material terms of the performance goals under the Omnibus Plan for purposes of the approval requirements of Section 162(m).

There have been no changes to the material terms of the performance goals under the Omnibus Plan since the approval of such goals by the Shareholders in Fiscal 2010. In order to continue to provide the Company with the ability to grant performance-based compensation awards under the Omnibus Plan, the Company is submitting the material terms of the performance goals of the Omnibus Plan to the Shareholders for re-approval.

Purpose of the Omnibus Plan

The Omnibus Plan is intended to attract, retain and motivate officers, employees, and non-employee directors providing services to the Company, any of its subsidiaries or affiliates and to promote the success of the Company’s business by providing the participants with appropriate incentives.

New Plan Benefits

The benefits or amounts that individuals will receive in the future under the Omnibus Plan are not determinable. In Fiscal

14	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

2014, the named executive officers were granted awards as set forth in the Grants of Plan-Based Awards table on page 41 of this Proxy Statement. In Fiscal 2014, the executive officers as a group were granted awards for 171,261 shares (consisting of 57,087 time-based restricted shares and 114,174 performance-based restricted share units), non-executive officer employees as a group were granted awards for 153,699 shares (consisting of 51,233 time-based restricted shares and 102,466 performance-based restricted share units), and non-employee directors as a group were granted awards for 14,313 shares.

Omnibus Plan Description

Administration

The Omnibus Plan is administered by the Compensation Committee, or any other committee designated by the Board. The Compensation Committee has broad discretion and authority to interpret and administer the Omnibus Plan, select individuals to receive awards, determine the type and amount of awards and the terms and conditions of each award, and waive or modify any terms or conditions of any award, in each case, subject to certain limitations set forth in the Omnibus Plan and below (see “Amendment and Termination”). To the extent applicable, the Compensation Committee shall have at least two members, each of whom is intended to constitute an “outside director” within the meaning of Section 162(m), a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed. All actions taken and all interpretations and determinations made by the Compensation Committee or by the Board in respect of the Omnibus Plan shall be final and binding upon all interested individuals.

Eligibility

Officers, employees and directors of the Company, its subsidiaries and affiliates who are selected from time to time by the Compensation Committee may be granted awards under the Omnibus Plan. The receipt of an award in one year under the Omnibus Plan will not confer upon any individual the right to receive additional awards in any other year. As of April 29, 2014, the Company had approximately 350 officers and employees, and 10 directors who were eligible to receive awards under the Omnibus Plan. At this time, the number of officers, employees and directors that will participate in the Omnibus Plan cannot be determined precisely, nor can the benefits or amounts that will be received by or allocated to participating employees, officers and directors.

Shares Subject to Omnibus Plan

Subject to adjustment upon certain corporate events described below, the total number of Common Shares (or “shares”) that may be issued to participants under the Omnibus Plan is 7,000,000 shares. As of April 29, 2014, 5,529,997 shares remain available to be awarded, plus any additional shares underlying outstanding awards that may again become available for award pursuant to the terms of the Omnibus Plan.

Maximum Awards

The maximum number of shares with respect to awards denominated in shares that may be granted to any participant in any fiscal year of the Company is 1,300,000 shares (subject to permissible adjustments under the Omnibus Plan), and the maximum value of cash payable with respect to awards denominated in cash or property that may be granted to any participant in any fiscal year of the Company is $5,000,000 (subject to permissible adjustments under the Omnibus Plan). The Omnibus Plan enables the grant of stock options, stock appreciation rights, restricted stock, other stock-based awards (including, without limitation, restricted stock units and phantom awards) and performance-based compensation. Under the Omnibus Plan, the fair market value of a share generally means, as of any date (and in accordance with applicable provisions of Section 409A of the Code), the average of the high and low trading price on the New York Stock Exchange or any other recognized stock exchange or any established over-the-counter trading system on which dealings take place or, in the absence of such an established market, the fair market value shall be determined by the Compensation Committee in good faith.

Stock Options and Stock Appreciation Rights

A stock option granted under the Omnibus Plan permits a participant to buy from the Company a stated number of shares at a stated exercise price. Stock options awarded under the Omnibus Plan may be nonqualified stock options or incentive stock options. An incentive stock option is a stock option intended to meet the requirements of Sections 421 and 422 of the Code, and a nonqualified stock option is any stock option that is not an incentive stock option. Stock appreciation rights entitle a participant to receive an amount (in cash or shares or a combination of cash and shares) by which the fair market value of a specified number of shares on the exercise date exceeds the grant price established by the Compensation Committee. Stock appreciation rights may be awarded either alone or in tandem with stock options. The Compensation Committee will set the exercise or grant price at the time of grant, which will be no less than the fair market value of a

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	15

share as of the date of grant (or, in the case of an incentive stock option granted to a ten percent shareholder, not less than 110% of the fair market value of a share on the date of grant). Stock options and stock appreciation rights granted under the Omnibus Plan will be subject to other terms and conditions as determined by the Compensation Committee, including vesting restrictions (such as time vesting and/or performance vesting), term, and exercisability. No stock option or stock appreciation right shall have a term of more than ten years from the date of grant.

Restricted Stock

A restricted stock award is a grant of a specified number of shares to the participant, which shares are subject to forfeiture upon certain events, including without limitation termination of employment under certain circumstances during the restricted period and/or failure to meet performance goals. The Compensation Committee will fix the terms and conditions applicable to awards of restricted stock (including number of shares, conditions under which restricted stock may be forfeited, voting rights, dividend rights and any other terms and conditions that the Compensation Committee may determine). The period that the restricted stock is generally subject to forfeiture shall be no less than three years for restricted stock with time-based vesting and no less than one year for restricted stock with performance-based vesting. However, up to 10% of shares available for issuance under the Omnibus Plan may be granted pursuant to restricted stock and other stock-based awards absent any minimum vesting period.

Other Stock-Based Awards

The Compensation Committee may grant awards that are valued by reference to, or are otherwise based on, the fair market value of shares. The Compensation Committee shall determine terms and conditions of such awards, including the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of performance objectives. The period that such awards are generally subject to vesting shall be no less than three years for an award with time-based vesting and no less than one year for an award with performance-based vesting. However, up to 10% of shares available for issuance under the Omnibus Plan may be granted pursuant to restricted stock and other stock-based awards absent any minimum vesting period.

Performance Goals

The Compensation Committee may structure any award under the Omnibus Plan to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) so that the Company may generally deduct amounts paid to participants pursuant to such awards. Stock options and stock appreciation rights awarded under the Omnibus Plan are expected to qualify as performance-based compensation under Section 162(m). For any other award to so qualify, it shall be granted in accordance with Section 162(m), including, without limitation, that vesting, crediting and/or payment shall be conditioned on achievement of objective performance goals established by the Compensation Committee not later than 90 days after the commencement of a performance period (but in no event after 25% of the performance period has elapsed) and at a time the outcome of such performance goals is substantially uncertain, and that the Compensation Committee shall certify in writing that the performance goals or other material terms have been satisfied prior to vesting, crediting, and/or payment, as applicable, of any award.

The performance goals shall be based on one or more of the following criteria set forth in the Omnibus Plan: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) store openings and refurbishment plans; (xx) staff training; and (xxi) corporate social responsibility policy implementation. The foregoing criteria may be (i) used to measure the performance of the Company and/or any of its subsidiaries or affiliates as a whole, any business unit thereof or any combination thereof against any goal including past performance or (ii) compared to the performance of a group of comparable companies or a published or special index, in each case that the Compensation Committee, in its sole discretion, deems appropriate. Subject to Section 162(m), the Compensation Committee may adjust the performance goals (including to prorate goals and payments for a partial Signet fiscal year) in the event of non-recurring events, mergers and acquisitions and financing transactions.

16	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Adjustments

In the event of any corporate event or transaction involving the Company, its subsidiary, and/or its affiliate such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends), or any similar corporate event or transaction, the Compensation Committee shall make any appropriate adjustments or substitutions to awards to prevent dilution or enlargement of the benefits or potential benefits available under the Omnibus Plan. The Compensation Committee shall substitute or adjust, in its sole discretion, the number and kind of shares or other property that may be issued under the Omnibus Plan or under awards, the number and kind of shares or other property subject to outstanding awards, the exercise or grant price applicable to outstanding awards, the annual award limits, and/or other value determinations applicable to the Omnibus Plan or outstanding awards.

Change of Control

If a “Change of Control” (as defined in the Omnibus Plan) occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee otherwise shall determine in an award agreement, the Compensation Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the Change of Control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Compensation Committee). While it is the Compensation Committee’s intention in the event of a Change of Control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Compensation Committee is unable to predict the exact circumstance of any Change of Control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it.

Amendment and Termination

The Compensation Committee may amend or terminate the Omnibus Plan or any award at any time. However, no such amendment or termination generally can be made (other than under circumstances specified in the Omnibus Plan) (i) without shareholder approval (A) if such approval is necessary to comply with any tax or regulatory requirement applicable to the Omnibus Plan, (B) if such amendment or termination increases the number of shares available under the Omnibus Plan, (C) if such amendment or termination results in a material increase in benefits permitted under the Omnibus Plan (but excluding increases that are immaterial and to benefit the administration of the Omnibus Plan, to take account of any changes in legislation, or to obtain or maintain favorable tax or regulatory treatment) or a change in eligibility requirements under the Omnibus Plan, or (D) for any amendment or termination that results in a reduction of the exercise price per share of any outstanding options or stock appreciation rights or cancellation of any outstanding options or stock appreciation rights in exchange for cash or for other awards with an exercise price per share that is less than such price of the original options or stock appreciation rights and (ii) without the written consent of the affected participant if such amendment or termination would materially diminish the rights of such participant under an outstanding award. However, the Compensation Committee may amend or terminate the Omnibus Plan or an award absent the consent of any participant to comply with applicable laws. Unless sooner terminated by the Compensation Committee, the Omnibus Plan shall terminate on the tenth anniversary of the date of its adoption by the Board.

Awards to Non-U.S. Employees or Directors

In order to comply with the laws in countries other than the U.S. in which the Company or any of its subsidiaries or affiliates operates or has employees or directors, the Compensation Committee, in its sole discretion, may grant awards to employees or directors in such countries that comply with applicable law and any necessary or advisable regulatory exemptions or approvals.

Other Terms

The Omnibus Plan and each award agreement shall be governed by the laws of the State of New York. Unless otherwise determined by the Compensation Committee, an award shall not be transferable or assignable by the participant except in the event of his death (subject to the applicable laws of descent and distribution). In any case, no transfer will be permitted for value or consideration. Each participant waives all and any rights to compensation or damages in consequence of the termination of his service with the Company, its subsidiary or its affiliate for any reason whatsoever, whether lawfully or otherwise, insofar as those

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	17

rights arise or may arise from his ceasing to have rights under the Omnibus Plan as a result of such termination, or from the loss or diminution in value of such rights. The Omnibus Plan is not funded and is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, nor is it a qualified employee benefit plan under Section 401(a) of the Code.

Federal Income Tax Consequences for Awards Granted Pursuant to the Omnibus Plan

The following is a brief summary of the current material US federal income tax consequences that will generally apply to participants who are granted awards under the Omnibus Plan and are subject to US income tax. This summary does not describe state, local or foreign tax consequences or any tax consequences related to awards other than stock options, stock appreciation rights, restricted stock or other stock-based awards. Because the US federal income tax rules governing awards are subject to change and depend on individual circumstances, participants should consult their tax advisors before receiving or exercising awards or disposing of stock acquired pursuant to awards.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, and the Company will not be entitled to a deduction at that time. When a nonqualified stock option or a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received as of the date of exercise over the exercise price. The Company will generally be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. The participant’s subsequent disposition of the shares generally will give rise to capital gain or loss equal to the difference between the (i) sale price and (ii) the sum of the exercise price the participant paid for the shares, plus the ordinary income the participant recognized upon exercise. Such capital gain (or loss) will be taxable as long-term capital gain (or loss) if the participant has held the shares for more than one year following exercise, and short-term capital gain (or loss) if the participant has held the shares for one year or less following exercise.

Incentive Stock Options. Incentive stock options (“ISOs”) are intended to qualify for treatment under Sections 421 and 422 of the Code. A participant will not recognize any income at the time an ISO is granted or at the time an ISO is exercised, and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid is treated as an adjustment item in determining the participant’s alternative minimum tax. If a participant disposes of the shares acquired on exercise of an ISO after two years after the date of grant of the ISO and one year after the date of exercise of the ISO (the “holding period”), the excess of the sale price over the option exercise price will be long-term capital gain subject to the applicable tax rates. If the participant disposes of the shares prior to the end of the holding period, the participant will recognize ordinary income in the year of the disposition equal to the lesser of (i) the fair market value of the shares on the date of exercise over the exercise price, or (ii) the amount received for the shares over the exercise price. Any further gain or loss will be treated as long-term or short-term capital gain or loss. The Company will generally be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income upon a disqualifying disposition, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. It is not the Committee’s intention at this time to grant ISOs but the Committee feels it is prudent to retain the discretion to do so in the event that circumstances warrant doing so.

Restricted Stock. A participant will generally recognize ordinary income equal to the fair market value of the shares received at the first time the restricted shares “vest” (i.e., become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier). However, a participant may make an election under Section 83(b) of the Code within 30 days after the grant date to be taxed at the time of grant, rather than at the time of vesting. If a participant makes such an election and subsequently forfeits such shares prior to vesting, (i) the participant will not be allowed a deduction for the amount the participant included as ordinary income after making such election, and (ii) the participant may recognize a capital loss in the amount, if any, by which the price that the participant paid (if any) exceeds the amount the participant received upon such forfeiture of shares. The Company generally will be entitled to a

18	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

deduction at the same time and in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Any otherwise taxable disposition of the restricted stock after vesting will result in a capital gain or loss (long-term or short-term, depending on the holding period). Dividends paid in cash and received by a participant prior to the time of vesting will constitute ordinary income to the participant in the year paid, and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be subject to the tax treatment described herein.

Other Stock-Based Awards. The Committee may grant awards that are based on the fair market value of shares. Such awards may include restricted stock units, performance units, phantom stock, or deferred stock units. Upon receipt of cash and/or shares, a participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. If such awards are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) equal to the difference between the amount realized upon disposition and the participant’s tax basis in the shares.

Section 162(m) of the Code. Section 162(m) of the Code generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). This denial of deduction is subject to an exception for “qualified performance-based compensation”. Although the

Compensation Committee has designed the Omnibus Plan with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

Section 409A of the Code. Section 409A of the Code (“Section 409A”) applies to certain “nonqualified deferred compensation” and would impose adverse consequences if an award under the Omnibus Plan is neither exempt from, nor compliant with, the requirements of Section 409A. Such adverse consequences include, but are not limited to, immediate income inclusion of the ordinary income that would be recognized if the rights are exercised at the date of vesting, a 20% tax on the amount required to be included in income, and interest at a penalty rate. The Company intends that any awards granted under the Omnibus Plan be exempt from or structured to comply with Section 409A. However, if an award is subject to Section 409A, absent the participant’s consent, the Committee may amend the Omnibus Plan and such award, or take any other actions necessary to comply with, or exempt, such award from Section 409A.

Federal Income Tax Consequences of Failure to Approve Proposal

Section 162(m) generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). If this Proposal 4 is not approved by the Shareholders of the Company, amounts payable under the Omnibus Plan would be subject to this deduction limitation, which could have an adverse effect on the Company’s net income. In addition, even if this Proposal is approved by Shareholders, nothing in this Proposal precludes the Company from granting awards that are not intended to be qualified performance-based compensation under Section 162(m), if deemed appropriate by the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	19

Proposal 5: Approval of the Amendments to the Bye-laws of the Company (Item 5 on the Proxy Card)

On February 24, 2014, the Board of Directors voted to approve and to recommend to the Company’s shareholders that they approve a proposal to amend the current Bye-laws so as to remove restrictions to holding Board meetings in the United Kingdom.

EXPLANATION

Currently, the Bye-laws of the Company (a) do not allow the Board to hold meetings in the United Kingdom, (b) do not allow Directors to participate in Board meetings via telephone if they are located physically in the UK, and (c) provide that no UK resident can be an Alternate Director. As the Company has operations in the UK, the Board determined that it should have the flexibility to hold meetings in the UK in the future, and to allow directors to telephonically participate in Board meetings at times when those directors are physically present in the UK. Several minor amendments to the Company’s Bye-laws are required to provide the Board with this flexibility to determine the most efficient manner in which to hold its meetings and to remove the impediment to participation in Board meetings by directors who are physically present in and/or resident in the UK.

TEXT OF AMENDMENT

We are asking our Shareholders to vote FOR the following resolution at the Annual General Meeting:

“RESOLVED, that Bye-law 43.5 of the Company’s Bye-laws, which provides that “No resident of the United Kingdom may be elected or appointed as an Alternate Director to act in the alternative to a Director who is not resident in the United Kingdom”, shall be deleted in its entirety; further

RESOLVED, that Bye-laws 57 and 59 of the Company’s Bye-laws shall be deleted in their entirety and replaced with the following:

Words that have been struck out will be deleted from Bye-laws 57 and 59.

57. Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit ~~provided that no meeting of the Board shall be held in the United Kingdom~~. Subject to these Bye-laws, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

59. Electronic Participation in Meetings

Directors may participate in any meeting by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be considered to take place where the chairman of the meeting establishes that the meeting is held. ~~No Director shall participate in any meeting of the Board by electronic means if at the time of such participation such Director is physically located in the United Kingdom.~~”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

20	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The Role of the Board

The Board is currently comprised of ten members. The Board’s prime objective is the sustainable enhancement of business performance and Shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and providing oversight in relation to policy relating to social, ethical, environmental and other matters.

SEPARATE AND INDEPENDENT CHAIRMAN

The Company has a Chairman of the Board who is separate from its Chief Executive Officer and whom the Board has determined to be independent under the NYSE Listing Standards. The Board considers it to be important for its effectiveness and efficiency to maintain a clear division of responsibilities between the leadership of the Board and the executive responsible for the day to day operations of the Company’s business; therefore the Board has determined that separating roles of Chairman and Chief Executive Officer is in the best interests of the Company at the present time.

The division of responsibilities between the Chairman and the Chief Executive Officer has been specifically determined by the Board.

In summary, the Chairman is responsible for:

•	effective running of the Board, including evaluating its performance and that of individual Directors, and the Board’s compliance with corporate governance requirements and best practice;

•

consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer term strategy, medium term plans, annual budgeting or, at his discretion, any other significant matters;

•	consulting with and advising the Chief Executive Officer on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

•	maintaining contact with major Shareholders to understand directly their issues and concerns;

•	keeping the other independent Directors appropriately informed of developments within the business and Shareholders’ attitude toward the Company; and

•	safeguarding Signet’s reputation, and representing it both internally and externally.

CHIEF EXECUTIVE OFFICER

In summary the Board has determined that the Chief Executive Officer is responsible for:

•	the executive leadership of the business;

•	developing and presenting to the Board, strategy, medium term plans and annual budgets;

•	within this framework, the performance of the business;

•	complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

•	making recommendations on the appointment and compensation of senior executive officers and management development.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

Independent Directors meet regularly in executive session without management participation. At those meetings the Chairman presides. In addition, at least once per year the independent Directors, excluding the Chairman, meet separately in executive session to consider the independent Chairman’s performance. At those meetings, Russell Walls, Chairman of the Nomination and Corporate Governance Committee, presides.

INDEPENDENT DIRECTORS CONSTITUTE A MAJORITY OF THE BOARD

The Board currently comprises one executive Director and 9 independent Directors including the Chairman. The Board has affirmatively determined that each of the following Directors is “independent” under the NYSE Listing Standards: Todd Stitzer, Virginia Drosos, Dale Hilpert, Helen McCluskey, Marianne Miller Parrs, Thomas Plaskett, Robert Stack, Russell Walls and Eugenia Ulasewicz. In considering “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	21

BOARD SELF-EVALUATION

The Directors conduct an annual evaluation of the workings and efficiency of the Board and of each of the Board committees on which they serve and make recommendations for change, if required.

DIRECTOR ATTENDANCE AT ANNUAL GENERAL MEETINGS

All of the Directors are required to attend Annual General Meetings. The Board schedules a Board meeting on the date of the Annual General Meeting of Shareholders to facilitate attendance at the Annual General Meeting by the Directors. All of the Directors who were in office at the time attended the Annual General Meeting held in June 2013.

MEETINGS AND ATTENDANCE DURING FISCAL 2014

In Fiscal 2014, the Board met eleven times (including meetings by telephone). All incumbent Directors attended at least 98.5% of the aggregate number of meetings of the Board and those Board committees on which they served during their period of service in Fiscal 2014.

COMMUNICATION WITH DIRECTORS

Any member of the public who wishes to send communications to the Board of Directors, the Chairman or any other individual Director may do so in writing, addressed to Mark A. Jenkins, Signet Company Secretary, c/o Signet Group Services Limited, at 110 Cannon Street, London EC4N 6EU, UK. All such communications will be reviewed promptly by the Signet Company Secretary and, where considered appropriate, sent to the director(s) or Committee Chair with a copy to the Chairman.

TRANSACTIONS WITH RELATED PERSONS

The Board has adopted written policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director or executive officer, any nominee for election as a Director, or any five percent holder of the Company’s securities, or any immediate family member of such an officer, Director or nominee or security holder, has a direct or indirect material interest. In determining whether to approve or ratify any such transaction, the Board, on the recommendation of the Nomination and Corporate Governance Committee and/or the Audit Committee (dependent upon the nature of the transaction), would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of the Director, be contrary to law or regulation, or potentially create or give the appearance of a conflict of interest (also required to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct) would be prohibited.

The Company did not participate in any related person transactions in Fiscal 2014.

RISK MANAGEMENT AND ROLE OF THE BOARD IN RISK OVERSIGHT

The identification of major business risks is carried out in conjunction with operational management and appropriate steps are taken to monitor and mitigate risks. The Signet Vice President, Internal Audit & Risk Management, who is not a named executive officer of the Company, co-ordinates the collection of risk management information and is responsible for assessing Signet’s day to day risk management processes and internal control structure, ensuring such processes satisfy the applicable standards at both divisional and corporate levels. His findings are reported to the Audit Committee.

The Risk Management Committee (the “RMC”), which is chaired by the Signet Vice President, Internal Audit & Risk Management, has a written charter approved by the Board; its members include the Company’s Chief Financial Officer, the Signet Controller, the Divisional Chief Financial Officers and the Divisional Heads of Risk. The RMC meets at least four times a year and reviews Signet’s risk management processes, the consolidated principal risks identified by the Company, emerging issues and new regulations. The Signet Vice President, Internal Audit & Risk Management and the Chairman of the Audit Committee meet periodically to discuss key matters arising from Signet’s risk management process and as appropriate, reports are made to the Board. Risk and control committees also have been established at both divisional and corporate levels. Each divisional committee is chaired by the US divisional Chief Executive Officer or UK Managing Director, respectively, and the corporate committee is chaired by the Chief Financial Officer. Each committee has a written charter and requires participation by the executive management teams. The Signet Vice President, Internal Audit & Risk Management, attends all divisional and corporate risk management committee meetings to provide a consistent approach and additional review.

In its role in providing oversight of risk management, the Board will: annually agree on the prioritized risks impacting the Board and associated responsibilities; periodically invite the US divisional Chief Executive Officer or UK Managing Director, respectively, to present to the Board their prioritized

22	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

risks impacting the Company and strategies for risk mitigation; and review Signet’s internal controls and risk governance framework and developments thereof. In addition, on a periodic basis, the Board reviews risk and internal audit updates provided by the Chairman of the Audit Committee and on a quarterly basis it reviews and discusses reports provided by the Signet Vice President, Internal Audit & Risk Management, on divisional risk management activity.

COMPENSATION POLICIES AND RISK TAKING

Policies and Risk Taking

The Compensation Committee has evaluated the Company’s policies and practices of compensating its employees and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reached this conclusion based in part on a review conducted by its independent consultant that analyzed the Company’s compensation policies and practices for all employees, including executive officers. The Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

•	Compensation for the executive officers is a mix of fixed and variable awards, with an appropriate weighting of share-based compensation that vests based on time and performance criteria;

•

The executive annual incentive plan is predominantly based on operating profit, which the Committee believes is closely tied to the creation of long-term shareholder value. Targets, which are reviewed and approved by the Compensation Committee, are set in advance and potential payouts are stress tested to ensure a reasonable sharing of value created between management and shareholders. Financial performance is verified by Signet’s external auditors before amounts are paid out under the annual incentive plan;

•

The combination of annually granted restricted stock and performance restricted share units (performance RSUs) that both cliff vest at the end of 3 years provides overlapping vesting periods. This approach addresses longer “tail” risks as participants remain exposed to the risks associated with their decisions through their ongoing unvested awards;

•	Recent decisions to award long-term incentives in the form of whole share awards (rather than options) drive long-term share value creation, rather than reward share price volatility;

•	The Chief Executive Officer has been subject to ownership requirements since he was hired. In addition, since the beginning of Fiscal 2014, other executives officers, including all named executive officers, have been subject to share ownership requirements;

•	The Company prohibits hedging of, and speculation in, Signet shares by employees or Directors;

•

The Company has a clawback policy that applies to all employees who receive incentive awards and to all short- and long-term incentives. Certain repayment obligations are triggered if there is a material restatement of the financial statements. In the event of an overpayment, the Company will seek to recover the difference balancing the amount to be recovered against the cost of doing so. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference;

•

The Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs; it reviews the payouts under the annual incentive program; and it regularly benchmarks executive compensation against a carefully reviewed peer group; and

•

There is member overlap in the Audit and Compensation Committees. This crossover gives the Compensation Committee awareness of Signet’s enterprise risks when making its decisions with respect to compensation.

CORPORATE GOVERNANCE GUIDELINES AND CODES OF CONDUCT AND ETHICS

The Company has adopted a set of corporate governance guidelines that address a number of corporate governance matters in accordance with NYSE rules and are available at www.signetjewelers.com/guidelines. The Company strives to act in accordance with the laws and customs of each country in which it operates; to adopt proper standards of business practice and procedure; to operate with integrity; and to observe and respect the culture of each country in which it operates. To that end, Signet has adopted a statement of social, ethical and environmental principles and supporting policies applicable to all officers and employees of the Company and complies with the requirements of the NYSE. In addition, Signet has a policy on business integrity, as well as more detailed guidance and regulations as part of Signet’s staff induction, training and operational procedures. These policies include a code of business conduct and ethics that is applicable to all directors, officers and employees, as

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	23

well as a Code of Ethics for the Chairman, CEO, Directors and senior officers.

Copies of these codes are available from www.signetjewelers.com/ethics.

INTERNAL CONTROLS AND RISK MANAGEMENT SYSTEMS

The internal controls system is designed to safeguard Shareholders’ investments and Signet’s assets, both tangible and intangible, including the reputation of Signet with its various stakeholders. Procedures are in place to ensure the maintenance of proper accounting records, the reliability of the financial information used within the business or for publication and the determination of disclosure obligations. These procedures also cover public disclosure on a timely basis of certain information to the investment markets. However, such procedures are designed to manage rather than wholly eliminate certain risks of failure to achieve business objectives and can provide only reasonable, not absolute, assurance against material misstatement or loss.

Signet’s disclosure control procedures are designed to help ensure that processes and procedures for information management are in place at all levels of Signet. The disclosure control procedures aim to provide reasonable assurance that any information disclosed by Signet is recorded, processed, verified, and summarized appropriately and on a consistent basis. The procedures are also designed to provide reasonable assurance that information is accumulated and communicated to management to allow timely decisions to be made regarding required disclosure. Signet’s Disclosure Control Committee has formalized terms of reference and consults with Signet’s external advisers and auditor, as necessary. These procedures are designed to enable Signet to make timely, appropriate and accurate public disclosures. The activities and findings of the Disclosure Control Committee are reported to the Audit Committee and are subject to periodic internal audit review.

Key procedures designed to provide effective internal controls are:

•

Control environment—control is exercised through an organizational structure with clearly defined levels of responsibility and authority together with appropriate reporting procedures, particularly with respect to financial information, capital expenditure, investment, granting of guarantees and the use of treasury products, as well as health, safety, environmental and customer service issues;

•

Reporting and information systems—Signet has a comprehensive budgeting and strategic planning system with an annual budget and strategic plan approved by the Board. Reported monthly trading results and balance sheets include the corresponding figures for the budget or revised forecast and for the previous year. Any significant variances are examined by divisional operating management and discussed with senior management, with action being taken as appropriate. The senior executives regularly report to the Board on the development of the business, the competitive environment and any material breaches of procedure. These mechanisms, are designed to continually monitor Signet’s performance, identify risks in a timely manner, and evaluate the implications of the information;

•

Control procedures—each operating division maintains documented financial and operating controls as well as procedures appropriate to its own business environment and in conformity with Signet’s guidelines. Each of the operating divisions has an internal audit function which primarily reviews the processes in the store operations but also reviews central service functions. The work of internal audit is monitored by senior divisional executives, and/or Signet management, the RMC and the Audit Committee. The head of Internal Audit reports to the Audit Committee and Signet’s Chief Financial Officer on an operational basis; and

•

Reviews of effectiveness—the Board, in addition to receiving summaries of the RMC reports, annually reviews the effectiveness of the internal controls system on the basis of a report from, and the recommendation of, the Audit Committee. Signet’s Disclosure Control Committee reports to the Audit Committee on a quarterly basis as to the effectiveness of the disclosure controls and procedures.

BOARD COMMITTEES

Certain matters are delegated to Board Committees, each with a written charter setting forth each committee’s purpose, procedures, responsibilities and powers. The principal committees are the Audit, Compensation, and Nomination and Corporate Governance Committees. The composition of each Board Committee is set out below and the Signet Company Secretary acts as secretary to each Committee. Each of the Committees acts in accordance with its charter, as adopted by the Board, which is reviewed annually and is available on request from the Signet Company Secretary and may be downloaded from www.signetjewelers.com.

24	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The composition of the Board Committees, all members of which are independent under the NYSE Listing Standards, are as follows:

COMMITTEES Membership	Marianne Miller Parrs	Dale W. Hilpert	Russell Walls	Thomas G. Plaskett	Virginia Drosos	Helen McCluskey	Robert Stack	Eugenia Ulasewicz
Audit Committee	C	•	•			•
Compensation Committee				C	•		•	•
Nomination and Corporate Governance Committee			C	•	•	•

AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.

All of the members of the Audit Committee have significant financial experience as a result of senior executive positions held in other companies. The Audit Committee met nine times in Fiscal 2014.

The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Parrs is qualified as the “audit committee financial expert” within the meaning of SEC regulations.

The Audit Committee’s responsibilities include:

•	reviewing Signet’s financial statements, related audit findings and earnings releases, and reviewing its accounting principles and policies;

•

recommending for appointment by Shareholders and terminating the Company’s independent registered public accounting firm, providing oversight of such firm, reviewing the quality-control procedures and independence of such firm and evaluating its proposed audit scope, performance and fee arrangements;

•	approving in advance all audit and non-audit services to be rendered by the independent registered public accounting firm;

•	providing oversight of Signet’s system of internal control over financial reporting, disclosure controls and procedures and risk management;

•	reviewing the effectiveness of the Company’s internal auditors, and the Disclosure Control Committee; and

•	establishing procedures for complaints regarding accounting, internal accounting controls, auditing or other matters.

THE COMPENSATION COMMITTEE

The Compensation Committee’s responsibilities include:

•	approving the overall compensation policy;

•

approving compensation for the Chairman as well as the Chief Executive Officer, the Chief Financial Officer, the US Chief Executive Officer, the UK Managing Director, the Signet Company Secretary & Chief Legal Officer and other executive officers based on recommendations made by the Chief Executive Officer after consultation with the Chairman;

•	recommending to the Board for approval the compensation to be paid to the independent Directors;

•	approving any share based compensation awarded to any employees of the Company;

•	approving annual performance targets for executive officers; and

•	appointing, compensating and assessing the work of any compensation consultant, independent legal counsel or other adviser retained by the Compensation Committee.

The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Compensation Committee as a result of consultation with the Chairman and Chief Executive Officer. Such recommendations will be made after consideration of, among other factors, external comparisons, the time commitment and the responsibilities of the independent Directors.

The Compensation Committee met five times during Fiscal 2014.

The Compensation Committee has retained the services of an independent compensation consultant, Meridian Compensation Partners (“Meridian”). Meridian provides services to the Compensation Committee in connection with its review of executive and non-employee director compensation practices, including the competitiveness of

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	25

executive and director pay levels, executive incentive design issues, market trends in executive and director compensation and technical considerations. Meridian’s services to the Company are limited to advising the Compensation Committee on executive and director compensation; Meridian does no other work for the Company. The Compensation Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian’s independence, numerous factors were reviewed relating to Meridian and the individuals employed by Meridian who provided services to Signet, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Compensation Committee has determined that Meridian is independent and that its work has not raised any conflict of interest.

For additional information regarding the operation of the Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see “Compensation Discussion and Analysis” below.

THE NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

The Nomination and Corporate Governance Committee’s responsibilities include:

•	assisting the Board in the selection and nomination of Directors and senior management;

•	reviewing the composition and balance of the Board and its Committees, as well as Board and senior management succession;

•	coordinating and overseeing the annual self evaluation of the Board, its committees and management; and

•	assisting the Board in the consideration and development of appropriate corporate governance guidelines and other matters of corporate governance.

The Nomination and Corporate Governance Committee uses the services of external recruitment agencies to identify suitable candidates for senior executive posts and for all Board appointments, with interviews carried out in accordance with a formal process.

In evaluating candidates, the criteria that the Nomination and Corporate Governance Committee generally views as relevant and are likely to consider includes experience, particularly experience that is specifically relevant to the business, or reflects an area of expertise, background or diversity that the Committee feels is either missing or would be particularly important to the Board’s effectiveness and efficiency. The candidate must also possess the highest level of personal and professional ethics and integrity and be prepared to commit to the time and effort on a consistent basis that are necessary to fulfill the duties and responsibilities of the position.

When the role of the Chairman or any matter relating to succession to that role is discussed, the Chairman may be consulted, but the responsibility for preparing a job specification and making any recommendation to the Board rests with the Nomination and Corporate Governance Committee, which also reviews a number of other senior appointments within Signet, such as that of the Signet Company Secretary & Chief Legal Officer.

A Shareholder who wishes to recommend an individual to the Nomination and Corporate Governance Committee for its consideration as a nominee for election to the Board may do so in writing to the Signet Company Secretary, c/o Signet Group Services Limited, 110 Cannon Street, London EC4N 6EU UK. The Nomination and Corporate Governance Committee will evaluate Shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws, a Shareholder desiring to propose a person for election as a director must include in a written notice all of the information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and the name and address of the Shareholder and the number of shares of the Company owned as of record by such Shareholder.

The Nomination and Corporate Governance Committee met six times in Fiscal 2014.

26	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The Company’s Annual Report to Shareholders on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of February 1, 2014 and February 2, 2013, and the related audited consolidated income statements, statements of comprehensive income, statements of cash flow, and statements of shareholders’ equity, for each of Fiscal 2014, Fiscal 2013 and the fiscal year ended January 28, 2012 (“Fiscal 2012”). These balance sheets and statements (the “Audited Financial Statements”) are the subject of reports by the Company’s independent registered public accounting firm, KPMG LLP (KPMG). The Audited Financial Statements are also available from www.signetjewelers.com.

The Audit Committee reviewed and discussed the Audited Financial Statements with the Company’s management and otherwise fulfilled the responsibilities set forth in its charter. The Audit Committee has also discussed with the Company’s management and independent registered public accounting firm their evaluations of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with KPMG the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee also received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2014.

MEMBERS OF THE AUDIT COMMITTEE

Marianne Miller Parrs (Chairman)

Russell Walls

Dale W. Hilpert

THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	27

The executive officers of the Company are:

Name	AGE	Position	Year Joined Signet
Michael W. Barnes	53	Chief Executive Officer	2010
Ronald Ristau	60	Chief Financial Officer	2010
Mark A. Jenkins	56	Signet Company Secretary & Chief Legal Officer	2004
Mark Light	52	Chief Executive Officer, US Division	1978
Edward Hrabak	58	Chief Operating Officer, US Division	1978
Robert Trabucco	59	Chief Financial Officer, US Division	2003
Sebastian Hobbs	44	Managing Director, UK Division	2011
Shaun Carney	48	Finance Director, UK Division	2013
Michael Povall	55	Chief Administrative Officer, UK Division	2002

Michael W. Barnes, 53, Chief Executive Officer and Director, was appointed to the Board in January 2011. Mr. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010 and became Chief Executive Officer on January 29, 2011. Prior to joining the Company, Mr. Barnes was President, Chief Operating Officer and director of Fossil, Inc., having served in those and other executive capacities at Fossil since 1985, and as a director of Fossil since the time it became a public company in 1993 and until December 1, 2010. Mr. Barnes is currently a director of Darden Restaurants Inc.

Ronald Ristau, 60, joined Signet as Chief Financial Officer Designate on April 15, 2010, and became Chief Financial Officer on June 26, 2010. Prior to joining the Company, he spent ten years with New York & Company, Inc., most recently as President, CFO and director. He has also held posts at Revlon, Inc., Playtex International, United Technologies Corporation and Peat, Marwick Mitchell & Co. Mr. Ristau is a Certified Public Accountant.

Mark A. Jenkins, 56, has been Signet Company Secretary since 2004 and Chief Legal Officer since 2012. Previously, he was Director and Company Secretary at COLT Telecom Group plc and Group Company Secretary at Peek plc. He is a barrister.

Mark Light, 52, became Chief Executive Officer of Signet’s US division in January 2006 having been President and Chief Operating Officer of the US division since 2002. Mr. Light is currently a director of Regis Corp. He joined Signet in 1978.

Edward Hrabak, 58, was promoted to Executive Vice President and Chief Operating Officer of the US division, effective June 30, 2012. Prior to this, he served as Senior Vice President and General Merchandising Manager from 2002, and held a number of management positions since joining Signet as a merchandise buyer in 1978. Mr. Hrabak is also a Governing Board member of the Diamond Empowerment Fund.

Robert Trabucco, 59, joined the US division in 2003 as Executive Vice President and Chief Financial Officer of the US division. He had previously worked for KLS Associates, a retail consulting practice.

Sebastian Hobbs, 44, became Managing Director of Signet’s UK division in July 2013 having been appointed Commercial Director of the UK division in 2011. Prior to joining Signet, Mr. Hobbs worked in a number of retail companies, most recently at Blacks Leisure Group plc for 5 years.

Shaun Carney, 48, joined Signet’s UK division as Finance Director in September 2013. Previously, Mr. Carney held a number of senior financial positions, most recently at HMV plc.

Michael Povall, 55, joined Signet’s UK division in April 2002 and became Chief Administrative Officer, UK Division in 2002. Prior to this, his career was predominantly in retail working in the food retail sector including roles in supply chain and retail operations. As Chief Administrative Officer, UK Division, Mr. Povall was responsible for Information Technology, Human Resources and Central Facilities. He will cease to be an executive officer of Signet effective April 30, 2014.

No Executive Officer is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

28	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (“CDA”) describes the objectives and the role of the Compensation Committee and discusses the philosophy upon which the Compensation Committee bases its decisions in its endeavors to meet these objectives. It also describes the Company’s executive compensation policies and the material elements of compensation awarded to, earned by, or paid to the named executive officers (each, sometimes referred to as an “NEO”).

EXECUTIVE SUMMARY

Signet’s compensation program is designed to enable it to attract, incentivize and retain the executive talent needed to achieve Signet’s business objective of consistently outperforming the specialty retail jewelry market segment and delivering superior returns to shareholders.

While we generally performed well during Fiscal 2014 and continued to deliver value to our shareholders, we fell short of our target expectations for operating income growth and comparable store sales growth both of which were set at levels that required stretch performance. Accordingly, the Company’s annual incentive plan for Fiscal 2014 paid well-below target. However, our performance-based restricted share units, granted in Fiscal 2012 were determined to have vested at 200% of target based on the Company’s cumulative operating income performance for Fiscal 2012 through Fiscal 2014. More information with respect to both of these elements of our compensation program is provided on page 34.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	29

To accomplish our corporate goals, we must employ, motivate and retain superior management. Therefore, we target total compensation at approximately the median of a customized group of comparator companies. Those companies have been specifically chosen to reflect various attributes similar to ours and also because they may pose a potential threat as to solicitation of our executives if compensation is not competitive. Executives are paid in a range around the median that is dependent upon, among other things, the executive’s experience, internal equity considerations and proven ability to consistently deliver superior performance.

The total aggregate compensation at target performance for the named executive officers for Fiscal 2014 fell below the comparator company median.

The principles underlying our executive compensation decisions are as follows:

1.	The compensation program must align the interests of senior management with those of Shareholders. This is achieved by delivering a significant portion of total compensation for named executive officers as incentives dependent on factors that should reflect long-term growth in shareholder value.

2.	The only element of guaranteed pay is base salary with the percentage of at risk compensation increasing in line with the responsibility and experience of each executive.

3.	Elements of compensation that are at risk should reward annual and multi-year exceptional performance.

4.	Compensation should include a retention component to encourage high performing executives to remain with the Company.

5.	The compensation program should be constructed so that the named executive officers understand the performance required to receive various levels of payments and therefore remain motivated.

6.	The compensation program should encourage all senior executives to build a substantial holding of the Company’s shares.

CONSIDERATION OF “SAY ON PAY” VOTE

The Compensation Committee considered the result of the 2013 non-binding shareholder vote regarding executive compensation in evaluating the Company’s Fiscal 2013 executive compensation program. In light of the fact that 98.2% of votes cast approved the executive compensation program described in the Company’s Proxy Statement for the 2013 Annual General Meeting, the Compensation Committee believes that shareholders support the Company’s executive compensation philosophy and continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2014.

NEOs COVERED

The Compensation Discussion and Analysis describes the compensation of the following NEOs:

Name	Title
Michael W. Barnes	Chief Executive Officer
Ronald Ristau	Chief Financial Officer
Mark Light	US Chief Executive Officer
Edward Hrabak	US Chief Operating Officer
Robert Trabucco	US Chief Financial Officer
Robert Anderson(1)	Former UK Chief Executive Officer

(1)	Mr. Anderson resigned from his position as Chief Executive Officer of Signet’s UK division, effective July 31, 2013; however, he will continue to be an employee of the Company until April 30, 2014.

30	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

TARGET NEO PAY MIX

The following charts illustrate the target total compensation mix for our Chief Executive Officer and the average target compensation mix for our other named executive officers, but does not reflect actual compensation mix for Fiscal 2014, as discussed below, because a smaller actual bonus was paid for Fiscal 2014 performance. These charts illustrate that the Company aims to align pay levels for its NEOs with the Company’s performance. Approximately 80% of the CEO’s target total compensation, and approximately 60% of the average target total compensation of our other NEOs, is based on performance and/or alignment with Shareholder interests over the long-term.

THE ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee’s role is to set the compensation for Signet’s named executive officers to motivate them to achieve Signet’s business objectives and ensure that they are fairly rewarded for their individual contributions to Signet’s performance, having due regard to the interests of shareholders, the financial and commercial health of the business and pay and other conditions throughout Signet. It is also the role of the Committee to ensure that Signet’s compensation remains competitive as discussed earlier.

THE ROLE OF EXECUTIVES

Our CEO provides the Compensation Committee with a performance assessment for each of the other NEOs and makes recommendations for their target compensation levels, including salaries, target bonus levels, and equity awards. The Compensation Committee uses these assessments, along with other information, to determine final NEO compensation. Our CFO and Senior Vice President of Human Resources regularly attend Compensation Committee meetings at the request of the Committee, but are not present for the executive sessions or for any discussion of their own compensation.

THE ROLE OF COMPENSATION CONSULTANTS

The Compensation Committee regularly uses external independent advice. Meridian performs the following services on behalf of the Committee:

•	Competitive market pay analyses for executive positions and non-employee directors;

•	Market trends in executive and non-employee director compensation;
•	Pay for performance analyses and review of risk in the Company’s pay programs;

•	Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;

•	Assistance with the design of executive compensation or benefit programs, as needed;

•	Annual review of the compensation benchmarking peer group; and

•	Other items as determined appropriate by the Chair of the Committee.

For more information on the Committee’s independent compensation consultant, Meridian, please refer to pages 25 and 26.

COMPETITIVE BENCHMARKING ANALYSIS

In analyzing the market data provided by Meridian, the Compensation Committee focuses on an established peer group of companies for benchmarking purposes where possible. The Compensation Committee annually reviews the composition of the peer group in order to assess its continued appropriateness. The Fiscal 2014 peer group had the following characteristics:

•	Retailers with international operations;

•	Retailers headquartered in the US and traded on a US stock exchange;

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	31

•	Overall median sales approximated those of Signet’s; and

•	Most peer companies have revenue that ranges from half to twice the Company’s revenue.

The Fiscal 2014 group consisted of:

Abercrombie & Fitch Co., American Eagle Outfitters Inc., ANN INC, Coach Inc., Collective Brands Inc., Estee Lauder Companies Inc., Foot Locker Inc., L Brands Inc., Nordstrom Inc., Pier 1 Imports Inc., PVH Corp.,

Ralph Lauren Corp., Saks Inc., Tiffany & Co., Urban Outfitters Inc., Williams-Sonoma, Inc., and Zale Corp.

The Fiscal 2015 peer group remained largely uncharged except that Estee Lauder Companies Inc. was removed due to their lack of retail presence and Collective Brands was removed due to its acquisition.

This peer group was the primary source of market data for the Chief Executive Officer, Chief Financial Officer, and the Chief Executive Officer of the US division. For the COO of the US division, a broader retail company survey was used for benchmarking as there was not sufficient data available from our peer group. For the Chief Financial Officer of the US Division, Meridian and management determined an appropriate market benchmark was unavailable due to the unique role responsibilities of the executive. Therefore, the position was benchmarked using internal comparisons rather than by using external references. For the former UK Chief Executive Officer, Meridian used data from a UK general industry survey covering 99 companies with median revenues of £493 million.

DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee’s objective is to deliver and maintain competitive executive compensation in accordance with its compensation principles.

The Compensation Committee believes that the greater the responsibility and direct influence over the Company’s performance an executive officer has, the more his or her total compensation will be weighted toward incentive payments. The Compensation Committee considers the annual compensation benchmarking data described earlier, along with other factors such as an executive officer’s level of experience, the Company’s desire to retain the executive, the availability of replacement personnel, as well as the individual’s responsibilities and actual performance when setting target compensation levels.

COMPENSATION OVERVIEW, OBJECTIVES AND KEY FEATURES

The Compensation Committee also reviews tally sheets covering all elements of compensation and contingent payments upon all termination events.

The Compensation Committee has established an executive compensation plan that contains the following key components:

Component	Objective	Key Features
Base salary	Provides a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to retain key executive officers by being competitive but is not considered to be the primary means of incentivizing or recognizing performance.
Annual bonus	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash payments dependent on the degree of achievement against an annual performance target. This element is payable in the fiscal year following the fiscal year in which it was earned.
Long-term incentives (time and performance-based restricted shares and units)	Align management with long-term Shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns.	Time-based restricted share awards vest upon the continuance of service; performance-based restricted share units require achievement of Company financial goals over a three-year performance period and require continued service.

32	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

An additional component of the compensation program is the benefits package, which includes retirement benefits and health and life insurance. This package has the objective of retaining executive officers over the course of their careers.

ELEMENTS OF EXECUTIVE COMPENSATION

(a) Base salary

Each named executive officer receives a fixed level of base annual salary as compensation for services rendered during the fiscal year. The CEO recommends base salaries for the named executive officers, other than himself, which are subject to approval by the Compensation Committee.

Separately the Compensation Committee establishes the CEO’s base salary. Base salary ranges are monitored to support the executive compensation program’s objectives of attracting and retaining management and motivating superior performance.

For Fiscal 2014, the Compensation Committee made adjustments to the base salary level for the continuing NEOs. This was done to more closely reflect market and competitive practices, in consideration of certain benefit reductions made in 2013 and 2014 and based upon the Committee’s evaluation of the factors described above.

Named Executive Officer	Fiscal 2014 Salary	Increase over Fiscal 2013
Michael W. Barnes	$1,054,000	0.4%
Ronald Ristau	$744,000	4.1%
Mark Light	$944,000	0.4%
Edward Hrabak	$534,000	4.7%
Robert Trabucco	$581,000	3.7%
Robert Anderson	$615,200	0.0%

(b) Annual bonus

Annual bonus performance targets and actual bonuses to be paid in light of Signet’s performance are reviewed and approved by the Compensation Committee each year. The Compensation Committee will review and approve any changes to target bonus levels recommended by the CEO for the named executive officers other than himself, and will separately review and approve the CEO’s target bonus, which is solely determined by the Compensation Committee. In determining the performance target at the commencement of each year, the Compensation Committee gives consideration to relevant market data, including market position and the relative positioning of the Company’s performance in its sector, as well as its current business plans. There is a maximum bonus level set each year on such awards, which is twice the target level, and a threshold performance level, below which no payments are made. The percentage earned for performance between the threshold level and the target level in any performance period will be interpolated on a straight line basis between 0% and 100% of the target level, and the percentage earned for performance between the target level and the maximum level in any performance period will be interpolated on a straight line basis between 100% and 200% of the target level.

This incentive program focuses management on the achievement of each year’s performance objectives. The annual bonus is based on a pre-determined formula either on a divisional basis or Company-wide basis, depending upon the named executive officer’s particular responsibilities. The Company’s performance formula measures each division’s performance separately. Therefore, if one division under-performs, the Company-wide goal cannot be met through over achievement by the other division. A bonus may still be payable where one division’s performance exceeds the threshold level for the respective division. The annual incentives for Mr. Barnes and Mr. Ristau are based upon Company performance, while the annual incentives for Mr. Light, Mr. Hrabak and Mr. Trabucco are based solely on the performance of the US division. The annual incentive for Mr. Anderson was based solely upon the performance of the UK division.

Annual Bonus Fiscal 2014

In setting the performance criteria for Fiscal 2014, the Compensation Committee agreed the annual bonus would be based on operating income (80% weighting) and comparable store sales (20% weighting) in order to focus on revenue growth and driving profit.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	33

The bonus targets and potential maximum bonus as a percentage of base salary for Fiscal 2014 were set as follows:

Executive	Position	Target Bonus as a percentage of Base Salary	Maximum Bonus as a percentage of Base Salary
Michael Barnes	Chief Executive Officer	130%	260%
Ronald Ristau	Chief Financial Officer	70%	140%
Mark Light	Chief Executive Officer, US Division	65%	130%
Edward Hrabak	Chief Operating Officer, US Division	50%	100%
Robert Trabucco	Chief Financial Officer, US Division	50%	100%
Robert Anderson	Chief Executive Officer, UK Division	50%	100%

At threshold performance levels, nothing is paid to executives. They must exceed threshold performance to earn any bonus, which is paid on a linear basis from zero to 100% of the target bonus amounts shown above.

Performance targets for each measure were set at the beginning of the performance period. The Company wide performance for the CEO and the CFO was determined using a weighting of 92% on the US and 8% on the UK for operating income, and weighting of 83% on the US and 17% on the UK for comparable store sales. These weightings reflected the relative operating income and sales for each division. As discussed above, the annual bonuses for the CEO, COO and CFO of the US divisions are based solely on the performance of the US division. The threshold (the level at which bonus will start to accrue), target, maximum and actual operating numbers for Fiscal 2014 were as follows:

	Operating Income
	Threshold	Target	Max	Actual Achieved
US Criteria	$547,800,000	$585,800,000	$636,000,000	$551,600,000
UK Criteria	£28,000,000	£33,000,000	£38,000,000	£25,500,000

	Comparable Store Sales
	Threshold	Target	Max	Actual Achieved
US Criteria	4.0%	6.0%	8.0%	5.2%
UK Criteria	1.0%	2.0%	5.0%	1.0%

34	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Having reviewed the performance achieved against the performance criteria set by the Compensation Committee at the beginning of Fiscal 2014, the Committee determined, as part of the Fiscal 2014 year-end process in March 2014 that the US division results were below target performance level resulting in a 20.0% payout to the US-based named executive officers and the UK division results were below threshold performance level resulting in no payout to the UK-based named executive officer. Based on the weighting shown above, these performance levels resulted in a 17.3% payout for the CEO and CFO. Accordingly, the Committee approved bonus payments as follows:

Annual Bonus Fiscal 2015

In setting the performance criteria for the fiscal year ending January 31, 2015 (“Fiscal 2015”), the Compensation Committee approved the same performance measures that had been employed for Fiscal 2014 as they were still considered appropriate. Therefore, for Fiscal 2015, the annual bonus will continue to be based on operating income (80% weighting) and comparable store sales (20% weighting).

The annual bonuses for Fiscal 2015 for the corporate executive officers will also be calculated on the same basis as for Fiscal 2014, namely proportionately on the divisional results calculated at a constant exchange rate basis as appropriate.

(c) Long-Term Incentive Plans

The Compensation Committee believes that long-term share based incentives are appropriate and necessary measures to properly focus the executive officers on long term results and align their interests with those of Shareholders.

Long-Term Incentive Grants in Fiscal 2014

Long-term incentive compensation granted in Fiscal 2014 was split equally between time-based restricted share grants and performance-based restricted share units granted under the Omnibus Plan.

Generally long-term incentive grants are made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility, and individual performance. The number of long term restricted shares and performance-based restricted share units granted to NEOs in Fiscal 2014 was based upon an award methodology using a share price calculated by using the average closing price of a Common Share on the 20 trading days commencing on March 29, 2013, the day after the Fiscal 2013 results announcement. The grant date was April 26, 2013. The number of time-based restricted shares and performance-based restricted share units granted to executive officers in Fiscal 2014 based upon this award methodology can be seen in the “Grants of Plan-Based Awards” table below.

Performance-Based Restricted Share Units

Consistent with the previous year, the Committee determined the restricted share unit performance targets for Fiscal 2014 grants would cover a three-year performance period and be based upon the achievement of overall Company performance for all participants, including divisional executives. The Committee believes that the focus of this award should be split between cumulative operating profit with an 80% weighting and return on capital employed (“ROCE”) with a 20% weighting. ROCE is a non-GAAP measure and is described in “Item 6 Selected Consolidated Financial Data” in the Company’s Annual Report on Form 10-K for Fiscal 2014. These measures were chosen because the Compensation Committee believes that the appropriate combination of growth and return drive long-term shareholder value. Named executive officers can earn between 0% and 200% of their share award depending on performance results over the three-year period.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	35

For grants made in Fiscal 2014, the level of achievement for operating profit between approximately 96% and 104% of the three-year cumulative performance target will determine the amount vesting for this portion of the award. The Committee believes the target requires stretch performance since it requires compound annual growth in excess of 9% at target and 11% at maximum. The actual target will be disclosed at the end of the performance period.

The target ROCE over the period is 26%, with a minimum threshold of 25% and maximum of 27%.

Time-Based Restricted Shares

The time-based restricted share grants cliff vest at the end of the three-year period based on continued service with the Company.

Beginning in Fiscal 2013, time-based restricted stock awards have been granted pursuant to an award pool formula established by the Compensation Committee based on performance in the prior fiscal year. This award pool formula is intended to comply with the qualified performance-based compensation requirements under section 162(m) of the Internal Revenue Code. For time-based restricted stock awards granted in Fiscal 2014, the pool was based on attaining an operating profit performance hurdle for Fiscal 2013. The actual share awards granted from the pool were determined using the process described under “Long-Term Incentive Grants in Fiscal 2014” on page 35 of this CDA. The Committee retains the flexibility to make additional non-qualifying grants (see “Limitation under Section 162(m) of the Internal Revenue Code”).

Prior Performance-Based Long-Term Awards

In March 2014, the Committee concluded that the pre-determined conditions relating to the performance-based long-term incentive awards made in Fiscal 2012 covering the performance period of Fiscal 2012 through Fiscal 2014 had vested at maximum levels. Below are further details of this vesting:

	3-Year Cumulative Threshold	3-Year Cumulative Target	3-Year Cumulative Maximum
Signet Operating Income	$1,281m	$1,331m	$1,380m

	3-Year Cumulative Actual	3-Year Cumulative Achievement	Share Award Vesting
Signet Operating Income	$1,648m	Maximum achieved	200%

(d) Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to named executive officers and employees, both as a retention mechanism and as a means to provide a degree of financial security post retirement.

In the US, there are two defined contribution savings vehicles. The primary retirement vehicle is the company sponsored Sterling Jewelers Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under Federal guidelines.

Currently the company matches 50% of an employee’s elective salary deferral up to a maximum of 6% of the employee’s eligible compensation in order to be market competitive. The annual elective salary deferral for each employee is subject to certain maximum statutory limitations.

Under Federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower paid employees. Therefore, a supplemental plan, the Deferred Compensation Plan (the “DCP”), an unfunded, non-qualified plan under Federal guidelines, was established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company provides a discretionary 50% matching contribution under the DCP for each participant’s annual deferral, up to 10% of the participant’s annual eligible compensation. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2014.

36	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Prior to establishing the DCP, in 1996 the Company established an unfunded, non-qualified deferred compensation plan under Federal guidelines for senior management which was frozen in 2004 to new participants and new deferrals for tax purposes (the “Frozen DCP”).

Messrs. Ristau, Light, Hrabak and Trabucco have benefits provided via the 401(k) Plan and the DCP. Messrs. Light, Hrabak and Trabucco also have benefits provided via the Frozen DCP.

In the UK, Mr. Anderson participated in the Signet Group Pension Scheme, which is a funded, HM Revenue & Customs registered, occupational pension plan.

For service before February 1, 2013, this plan provides a benefit of 1/60th of Final Pensionable Salary for each year of credited service payable from age 60. For service after February 1, 2013, this plan provides 1/60th of Career Average Revalued Earnings for each year of credited service payable from age 65. Other benefits include life insurance coverage of three times Pensionable Salary and a spouse’s pension on death.

(e) Health & Welfare

Named executive officers participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company. Up until January 1, 2013, these supplemental programs included a medical reimbursement plan and enhanced long-term disability coverage. In addition, the Company paid the premiums for the named executives officers’ medical and life insurance coverages. However, starting January 1, 2013, the Company discontinued the medical reimbursements plan. The remaining supplemental benefits are provided to give the Company a competitive edge in recruiting executive talent.

(f) Perquisites

The Company does not provide perquisites to our U.S. based executives other than the benefits described above. However, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses named executive officers for the travel expenses of spouses. The Company does not provide any tax gross-up payments for any perquisites other than for relocation benefits where applicable. During Fiscal 2014, Mr. Anderson received a car and fuel allowance in line with UK practice.

(g) Employment Agreements

Generally, employment agreements are provided to the named executive officers to entice them to join the Company and to contribute to the long-term success of the business. Employment agreements in effect may all be terminated upon notice of one year or less. The principal terms of the employment agreements with Mr. Barnes, Mr. Ristau, Mr. Light, Mr. Hrabak, Mr. Trabucco and Mr. Anderson are set forth under “Employment Agreements” below on page 46.

(h) Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

Share options outstanding under the Company’s previous employee incentive plans may not be exercised after a termination for cause. Performance-based restricted share units and time-based restricted shares will not vest if termination for cause occurs before the conclusion of the three-year performance or vesting period. All executive officer employment agreements contain a non-competition covenant that has between a 9 and 12 month post-employment term, as well as a non-solicitation covenant that has between a 12 month and 2 year post-employment term. Violation of the non-compete covenants will result in potential litigation and the Company’s ability to seek injunctive relief and damages. For more information concerning the named executive officers employment agreements, see “Employment Agreements” below beginning on page 46.

(i) Limitation under Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). This denial of deduction is subject to an exception for “qualified performance-based compensation”. Although the Compensation Committee has designed the executive compensation program with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

(j) Clawback

Recognizing that the SEC has yet to publish regulations on clawback policies as mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”), the Compensation Committee considered it to be

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	37

appropriate to adopt an interim clawback policy. The policy provides that in the event of a material restatement of the Company’s financial results, the Compensation Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company will seek to recover the difference, balancing the amount to be recovered against the cost of doing so. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference.

(k) Share Ownership Policy

It is the Company’s policy that Signet’s executive officers build a holding of Common Shares as follows:

•	Five times annual base salary—Signet Chief Executive Officer

•	Two times annual base salary—Signet Chief Financial Officer, US Chief Executive Officer, UK Managing Director;
•	One times annual base salary—Signet Company Secretary and Chief Legal Officer, US Chief Financial Officer, UK Finance Director, US Chief Operating Officer.

All executives are required to hold 50% of net after-taxes shares received upon vesting or payout until these requirements are met. Once achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. Once achieved, the holding is to be maintained while the individual remains an officer of the Company.

l) Anti-Hedging and Pledging Policies

It is the Company’s policy to prohibit hedging or monetization transactions that would allow an officer, director or employee who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company prohibits any pledging of Company stock by any officer, director or employee of the Company.

38	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Compensation Committee:

Thomas G. Plaskett (Chairman)

Virginia Drosos

Robert Stack

Eugenia Ulasewicz

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	39

Name & Principal Position	Fiscal Year	Salary $(1)	Bonus $	Stock Awards $(2)	Non-equity incentive plan compensation $	Change in pension value and non-qualified deferred compensation earnings $(3)	All other compensation $	Total $
Michael W. Barnes	2014	1,053,385	—	3,940,423	237,361	—	5,338	5,236,507
CEO(4)	2013	1,070,192	—	3,163,211	1,745,100	—	20,078	5,998,581
	2012	1,050,000	—	4,659,277	1,920,450	—	27,803	7,657,530
Ronald Ristau	2014	739,494	—	879,400	90,173	—	16,682	1,725,749
CFO(5)	2013	721,741	—	799,914	692,909	—	51,584	2,266,148
	2012	674,375	—	1,125,234	748,976	—	84,584	2,633,169
Mark Light	2014	943,385	—	1,208,894	122,720	—	108,483	2,383,482
US CEO(6)	2013	953,188	750,000	972,466	940,376	—	153,827	3,769,857
	2012	899,588	—	1,315,345	1,489,831	—	107,065	3,811,829
Edward Hrabak(7)	2014	530,308	—	394,492	53,400	—	56,250	1,034,450
US COO
Robert Trabucco	2014	577,769	—	400,582	58,100	—	62,962	1,099,413
US CFO(8)	2013	565,707	—	294,808	430,920	—	106,062	1,397,497
Robert Anderson	2014	603,665	—	339,957	—	92,993	131,873	1,168,488
UK CEO(9)(10)	2013	603,405	500,000	340,013	—	97,779	138,242	1,679,439
	2012	599,678	—	510,694	205,993	65,488	439,394	1,821,247

Compensation for executive officers residing in the US is paid in US dollars, while compensation for the executive officer residing in the UK is paid in pounds sterling.

(1)	Annual salaries as disclosed on page 33 are based on a 52 week period.

(2)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the restricted shares and restricted share units (in the column entitled “Stock Awards”) in the year of grant based upon target value of performance conditions. For information on the valuation assumptions, refer to note 23 in Signet’s financial statements filed on Form 10-K for Fiscal 2014. The amounts in the table above reflect the total value of the performance-based restricted share units at the target (or 100%) level of performance achievement plus time-vesting restricted shares. The table below provides the potential value of the performance-based restricted share units at target and maximum levels of performance.

	FY14 Target Value	FY14 Maximum Value
M. Barnes	$1,941,338	$3,882,677
R. Ristau	$433,256	$866,513
M. Light	$595,589	$1,191,178
E. Hrabak	$194,356	$388,712
R. Trabucco	$197,356	$394,712
R. Anderson	$167,477	$334,954

(3)	This column represents the aggregate change, over the course of the fiscal year, in the actuarial present value of the Executive’s accumulated benefit under all defined benefit and actuarial plans.

(4)

Mr. Barnes’ Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: life and disability insurance premiums and medical reimbursements attributable to Fiscal 2013 but paid in Fiscal 2014 ($5,338).

(5)

Mr. Ristau’s Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: 401(k) matching contribution ($7,751); DCP matching contribution ($2,862) and life and disability insurance premiums and medical reimbursements attributable to Fiscal 2013 but paid in Fiscal 2014 ($6,069).

(6)

Mr. Light’s Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: 401(k) matching contribution ($7,652); DCP matching contribution ($94,180); and life and disability insurance premiums and medical reimbursements attributable to Fiscal 2013 but paid in Fiscal 2014 ($6,651).

(7)

Mr. Hrabak’s Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: 401(k) matching contribution ($7,733); DCP matching contribution ($44,864) and life and disability insurance premiums and medical reimbursements attributable to Fiscal 2013 but paid in Fiscal 2014 ($3,653).

(8)

Mr. Trabucco’s Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: 401(k) matching contribution ($7,698); DCP matching contribution ($50,394) and life and disability insurance premiums and medical reimbursements attributable to Fiscal 2013 but paid in Fiscal 2014 ($4,870).

(9)

Mr. Anderson resigned from his position as Chief Executive Officer of Signet’s UK division, effective July 31, 2013; however, he will continue to be an employee of the Company until April 30, 2014. Mr. Anderson’s Fiscal 2014 compensation included the following elements whose total incremental cost to the Company is shown in the column titled “All Other Compensation”: Pension supplement ($81,045); Company car and fuel allowance ($49,056) and life, disability and medical insurance premiums ($1,772).

(10)	Compensation is paid in pounds sterling; amounts reported reflect an average exchange rate of £1: US$1.57 for Fiscal 2014 (£1:US$1.59 for Fiscal 2013; and £1:US$1.60 for Fiscal 2012).

40	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Set forth below is information concerning grants of plan-based awards made during the fiscal year ended February 1, 2014.

			Estimated Payouts Under Non-equity Incentive Plan Awards(5)		Estimated Future Payouts Under Equity Incentive Plan Awards(6)		All other Stock Awards: Number of shares or Units(#)	Grant date fair value of Stock and Option Award($)(4)
Name		Grant Date	Target($)	Max($)	Target(#)	Max(#)
Michael W. Barnes	(1)		1,370,200	2,740,400
	(2)	April 26, 2013			29,766	59,532		1,941,338
	(3)	April 26, 2013					29,766	1,999,085
Ronald Ristau	(1)		520,800	1,041,600
	(2)	April 26, 2013			6,643	13,286		433,256
	(3)	April 26, 2013					6,643	446,144
Mark Light	(1)		613,600	1,227,200
	(2)	April 26, 2013			9,132	18,264		595,589
	(3)	April 26, 2013					9,132	613,305
Edward Hrabak	(1)		267,000	534,000
	(2)	April 26, 2013			2,980	5,960		194,356
	(3)	April 26, 2013					2,980	200,136
Robert Trabucco	(1)		290,500	581,000
	(2)	April 26, 2013			3,026	6,052		197,356
	(3)	April 26, 2013					3,026	203,226
Robert Anderson	(1)		301,833	603,665
	(2)	April 26, 2013			2,529	5,058		167,477
	(3)	April 26, 2013					2,529	172,480

(1)

Represents bonus opportunities under the Company’s annual bonus plan for Fiscal 2014. The target bonus levels for Messrs. Barnes, Ristau, Light, Hrabak and Trabucco for Fiscal 2014, expressed as a percentage of base salary, were 130%, 70%, 65%, 50%, and 50%, respectively, and the maximum bonus levels were 260%, 140%, 130%, 100% and 100%, respectively, based on goals established by the Compensation Committee for target operating income and comparable store sales. For a more detailed description of the Company’s annual bonus plan, including a discussion of the Company’s performance with respect to goals and amounts awarded to the named executives in Fiscal 2014, see the “CDA” above.

(2)

Represents performance-based restricted share units granted under the Omnibus Plan. Under the terms of these awards, these restricted share units will vest at the end of the third fiscal year following the grant dates subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change in control events. Under the terms of these awards, the restricted share units will terminate in the event the Company fails to achieve a minimum cumulative operating income goal for Fiscal 2014, Fiscal 2015 and Fiscal 2016.

(3)

Represents time-vesting restricted share award granted under the Omnibus Plan. These time-vesting restricted shares will vest as to 100% of the shares covered thereby on the third anniversary of grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change in control events. Upon vesting, the Common Shares are no longer subject to restriction. Holders of time-vesting restricted shares are not entitled to receive dividends with respect to such awards until the awards vest.

(4)

Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the named executive officers with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

(5)	Payouts of non-equity incentive plan awards may range from $0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

(6)	Payouts of equity incentive plan awards may range from 0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	41

	OPTION AWARDS (1)							STOCK AWARDS
Name	Number of securities underlying unexercised options(#) exercisable		Number of securities underlying unexercised options(#) unexercisable		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested $(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $(2)
Michael Barnes								19,952	(3)	1,587,182
								35,635	(8)	2,834,764	71,270	(9)	5,669,529
								34,024	(7)	2,706,609	68,048	(4)	5,413,218
								29,766	(10)	2,367,885	59,532	(11)	4,735,771
Ronald Ristau
								8,606	(8)	684,607	17,212	(9)	1,369,215
								8,604	(7)	684,448	17,208	(4)	1,368,896
								6,643	(10)	528,451	13,286	(11)	1,056,901
Mark Light
	12,137	(5)				$49.80	April 24, 2017
			227	(6)		$42.26	December 30, 2014
								10,060	(8)	800,273	20,120	(9)	1,600,546
								10,460	(7)	832,093	20,920	(4)	1,664,186
								9,132	(10)	726,451	18,264	(11)	1,452,901
Edward Hrabak	6,345	(5)				$49.80	April 24, 2017
			113	(6)		$42.26	December 30, 2014
			77	(12)		$61.96
								2,373	(8)	188,772	4,746	(9)	377,544
								3,694	(7)	293,858	7,388	(4)	587,715
								2,980	(10)	237,059	5,960	(11)	474,118
Robert Trabucco
	7,630	(5)				$49.80	April 24, 2017
			227	(6)		$42.26	December 30, 2014
								3,054	(8)	242,946	6,108	(9)	485,891
								3,171	(7)	252,253	6,342	(4)	504,506
								3,026	(10)	240,718	6,052	(11)	481,437
Robert Anderson
								3,926	(8)	312,313	7,852	(9)	624,627

(1)	All options have a grant date ten years prior to the expiration date shown. All options cliff vest after three-year vesting period following the grant date.

(2)	Calculated using the closing market price of our Common Shares on January 31, 2014 ($79.55 per share).

(3)	This grant vested on March 15, 2014.

(4)	The Compensation Committee will determine whether this grant will vest within 60 days following January 31, 2015.

(5)	This grant vested on April 24, 2010.

(6)	This grant will vest on October 7, 2014.

(7)	This grant will vest on April 23, 2015.

(8)	This grant vested on April 12, 2014.

(9)	This grant vested on March 27, 2014.

(10)	This grant will vest on April 26, 2016.

(11)	The Compensation Committee will determine whether this grant will vest within 60 days following January 30, 2016.

(12)	This grant will vest on October 6, 2015.

ADDITIONAL INFORMATION CONCERNING OPTION AND SHARE AWARDS

Share Option Plans Pre Fiscal 2010

In 2003, new plans were introduced by the Company: the Signet Group plc UK Inland Revenue Approved Share Option Plan 2003; the Signet Group plc International Share Option Plan 2003; and the Signet Group plc US Share Option Plan

2003 (collectively the “2003 Plans”). The 2003 plans replaced the Signet Group plc 1993 Executive Share Option Scheme. Although no further options may be granted under the 2003 Plans, existing options continue to be exercisable for shares.

42	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

This table shows the numbers and value of share options exercised and shares vested for the named executive officers in Fiscal 2014.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise $	Number of shares acquired on vesting	Value realized on vesting $
Michael W. Barnes	—	—	61,127	3,763,589
Ronald Ristau	—	—	35,685	2,415,042
Mark Light	16,463	443,918	40,842	2,759,557
Edward Hrabak	—	—	9,552	645,397
Robert Trabucco	—	—	12,339	833,705
Robert Anderson	17,889	623,753(1)	9,929	697,349(1)

(1)	The actual average exchange rate of £1:US$1:57 was used to determine the exercise value as these share options were exercised in Pound Sterling.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	43

Name	Plan name	Number of years credited service	Actuarial present value of accumulated benefits $(1)
Michael W. Barnes	—	—	—
Ronald Ristau	—	—	—
Mark Light	—	—	—
Edward Hrabak
Robert Trabucco	—	—	—
Robert Anderson	Signet Group Pension Scheme	13	1,153,819

(1)	Year-end exchange rate of £1:$1.64 was used.

In the UK, the primary retirement plan is the Signet Group Pension Scheme. Mr. Anderson is the only named executive officer eligible to participate in this plan giving 1/60th of Final Pensionable Salary for each year of credited service payable from age 60 for service before February 1, 2013 and 1/60th of a Career Average Revalued Earnings benefit for each year of credited service payable from age 65 for service from February 1, 2013.

Company Pension

Pension benefits in respect of Mr. Anderson are determined on a pounds sterling basis but are disclosed here using an exchange rate of £1:$1.64 for closing balances and £1:$1.57 for opening balances.

Pension Benefits for Mr. Anderson

Fiscal 2014 $
Accrued pension at the beginning of the year	44,641
Accrued pension at the end of the year	51,691
Gross change in accrued pension(1)	7,050
Value of accrued pension at the beginning of the year(2)	993,943
Value of accrued pension at the end of the year(2)	1,153,819
Total change in value of accrued pension(1)	159,876

(1)	Includes foreign exchange impact on beginning balances.

(2)	The value of accrued pension has been calculated on a US GAAP basis at the beginning and the end of the year, respectively.

Pension Valuation

The pension accrual shown is the amount which would be paid annually based on service to the end of the year.

The change in the value of accrued pension includes the effect of fluctuations in the pension value due to factors beyond the control of the Company and Directors, such as changes in the bond yields used in the US GAAP basis.

Mr. Anderson joined the Main Board Director category on April 6, 2005. The total accrued pension and the value of the accrued pension as at February 2, 2013 and February 1, 2014 are based on the Main Board Director benefits accrued for all service in the Signet Group Pension Scheme. Mr. Anderson’s benefits have been restricted to pre-2006 HMRC maximum limits allowing for his retained benefits with Marks & Spencer. We have assumed that he has no other retained benefits, Pension Sharing Orders, additional voluntary contributions or free standing additional voluntary contributions.

From February 1, 2013, benefits accrued by Mr. Anderson changed to the Career Average Revalued Earnings benefits formula. From February 1, 2013 it has been assumed Mr. Anderson accrues a benefit of 1/60th of the earnings cap with a Normal Retirement Age of age 65.

In addition, from February 1, 2013, Mr. Anderson has been paying 8% per year of the earnings cap as employee contributions.

Voluntary contributions paid and resulting benefits are not shown.

44	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Name	Executive contribution in last fiscal year $(1)	Registrant contribution in last fiscal year $ (2)	Aggregate earnings in last fiscal year $(3)	Aggregate withdrawals/ distributions $	Aggregate balance at last fiscal year end $(4)
Michael Barnes	—	—	—	—	—
Ronald Ristau	5,723	2,862	22	—	8,607
Mark Light	188,361	94,180	22,295	8,414	744,662
Edward Hrabak	126,185	44,864	14,500	4,156	485,775
Robert Trabucco	100,788	50,394	12,122	4,504	405,959
Robert Anderson	—	—	—	—	—

(1)	All of the named executive officer contributions are reported in the Summary Compensation Table on page 40 under the “Salary” or “Non-equity incentive plan compensation” columns.

(2)

All of the registrant contributions reflect the Company match of executive contributions. These contributions are reported in the “All other compensation” column of the Summary Compensation Table on page 40.

(3)

Aggregate earnings represent interest credited to each executive’s account based on the crediting rate of interest declared for the year. For Fiscal 2014, this rate did not exceed 120% of the applicable federal long-term rate. As such, no amounts are reported in the Summary Compensation Table on page 40.

(4)

The aggregate balance reported at fiscal year end for each executive includes the following amounts that were reported in the Summary Compensation Table in the current and prior year proxy statements: Mr. Ristau — $8,585, Mr. Light — $715,074, Mr. Hrabak — $166,893 and Mr. Trabucco — $312,146.

Certain US based named executive officers are participants in the Company’s two non-qualified deferred compensation plans as described below. No contributions were made for Mr. Barnes to the DCP in Fiscal 2014. To the extent Mr. Barnes elects to participate in the DCP, he is contractually entitled to receive the Company’s matching contribution.

The main features of the DCP are:

•	Participation is open to NEOs, as well as other members of management of the Company located in the US;

•	Participants may defer up to 100% of their salary and annual cash bonus;

•

In Fiscal 2014, the Company made a discretionary 50% matching contribution based on the participant’s annual remuneration deferral, up to 10% of the participant’s eligible compensation under the DCP. The DCP also permits additional employer discretionary contributions. No such additional contributions were made in Fiscal 2014;

•	Deferred compensation is notionally invested by Signet in trust-owned life insurance policies and money market funds;

•	Earnings in the participant’s account (and Signet’s responsibility for payment) is measured by the crediting rate of interest declared for each plan year which was 3% in Fiscal 2014;

•

During annual enrollment in advance of a plan year, participants must elect when to receive the amount they elect to defer (including any Company matching contribution) for such plan year, including credited interest. Elected distributions may occur on “in-service” short-term payment dates selected by the participant (which must be a minimum of five years subsequent to the applicable plan year), upon retirement, or a combination of the two. Amounts deferred in a plan year may be distributed prior to the elected distribution date in the event of a participant’s separation from service or disability.

•	Certain participants, including all executive officers, will generally not receive any distribution from the plan that is payable upon termination of service until six months following termination.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	45

Information concerning the employment agreement for each named executive officer is set forth below. For each named executive officer discussed below, his salary for Fiscal 2014 is set forth in the Summary Compensation Table on page 40.

i) Michael W. Barnes

Mr. Barnes has a termination protection agreement dated January 31, 2014 with a US subsidiary that was effective as of February 1, 2014 and which extends the term of Mr. Barnes’ employment as Chief Executive Officer of Signet until terminated by either party as described below. Mr. Barnes was appointed as Chief Executive Officer of Signet pursuant to an employment agreement dated September 29, 2010 and amended on March 19, 2012 between a US subsidiary and Mr. Barnes. Mr. Barnes joined the Company as Chief Executive Officer Designate on December 1, 2010 and became Signet’s Chief Executive Officer on January 29, 2011. The employment agreement expired in accordance with its terms effective January 31, 2014. The terms of the termination protection agreement and the former employment agreement are described below.

Termination Protection Agreement

The employment of Mr. Barnes as the Chief Executive Officer of Signet will continue until the termination protection agreement is terminated by either party at any time and for any reason on at least 90 days’ advance written notice, other than upon Mr. Barnes’ death or upon a termination for “cause” (as defined in the termination protection agreement), which termination may be effective immediately.

During the term of employment, Mr. Barnes will (i) receive an annual base salary equal to $1,054,000, subject to annual review, (ii) be eligible for a maximum annual bonus of up to 260% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 130% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan award, as determined in the sole discretion of the Compensation Committee, made in accordance with the terms of the Company’s long-term incentive plan as then in effect, (iv) be entitled to participate in retirement benefit plans made available to senior executives of Signet, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of Signet, and (vi) be entitled to five weeks of paid vacation per year.

As Chief Executive Officer, Mr. Barnes is required to build a holding of Common Shares equal to at least five times his base salary over a five-year period and is subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Barnes with coverage under a directors and officers liability insurance policy while employed under the employment agreement, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Board of Directors. During the term of employment and for specified periods thereafter, Mr. Barnes will be subject to confidentiality, non-solicitation, and non-competition restrictions.

Mr. Barnes will be entitled to severance payments under the termination protection agreement as follows:

(i)	if he is terminated by the Company without “cause” (as defined in the termination protection agreement),

(ii)	if Mr. Barnes terminates his employment for “good reason” (as defined in the termination protection agreement), or

(iii)	if he dies during the term of the termination protection agreement.

In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Barnes generally will be entitled to:

(i)	continued payment of base salary for 12 months following the date of termination, payable in accordance with the Company’s payroll practice,

(ii)	a lump sum amount equal to either (a) the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance (for termination by the Company without cause or by Mr. Barnes for good reason) or (b) the annual target bonus for the fiscal year in which such termination occurs (for termination due to death),

(iii)	a lump sum amount in respect of each then-ongoing performance cycle under the long-term incentive plan calculated: (a) with respect to awards that vest in whole or in part based on performance, based on actual performance against the portion of the target allocable to such fiscal year, which for the fiscal year of termination will be pro-rated based on the number of calendar days that Mr. Barnes was employed during such fiscal year (except in relation to termination due to death, in which case it shall be assumed that target performance was attained), and (b) with respect to awards that vest solely based on the provision of services, pro-rated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, and

46	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

(iv)	continued group medical coverage for Mr. Barnes and his eligible dependents for up to 12 months following the date of termination at the same cost to Mr. Barnes and the same coverage levels as in effect immediately prior to his termination of employment.

In addition, if Mr. Barnes’ employment is terminated by the Company for cause or resigns without good reason, he will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

Employment Agreement

The terms of Mr. Barnes’ employment agreement were provided to entice him to join the Company and contribute to its success. Pursuant to the agreement, Mr. Barnes was entitled to (i) receive an annual base salary of $1,050,000, subject to annual review, (ii) be eligible for an annual target bonus equal to 100% of his annual base salary, (iii) be eligible for a long-term incentive plan payment, with the target payment for a three-year performance cycle equal to $3,250,000 (subject to a maximum of $4,875,000), to be comprised of equity-based awards (or cash, if so determined by the Compensation Committee), (iv) be entitled to participate in the Company’s deferred compensation plan (and receive a Company matching contribution under such plan if he chose to participate in the plan equal to 50% of the first 10% of eligible compensation deferred), (v) be entitled to such welfare benefits as were made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year. Mr. Barnes’ employment agreement also entitled him to certain relocation benefits (including a tax gross-up payment in respect of such benefits) incurred during the first six months of the term of the agreement.

The employment agreement also provided for a “make-whole payment,” which included, among other things, 61,127 restricted shares that vested on March 15, 2013; and 19,952 restricted shares that vested on March 15, 2014.

ii) Ronald Ristau

Mr. Ristau has an employment agreement dated April 12, 2010 with a US subsidiary. Mr. Ristau joined the Company on April 15, 2010 as Chief Financial Officer Designate and became Chief Financial Officer on June 2010 upon the retirement of the former Chief Financial Officer. This agreement may be terminated by either party.

The terms of Mr. Ristau’s employment agreement were provided to entice him to join the Company and contribute to the Company’s success. Pursuant to the agreement, Mr. Ristau will (i) receive an annual base salary of $650,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 120% of base salary (with a target bonus of 60% of base salary in accordance with the Company’s current annual bonus plan), and (iii) be eligible for a long-term incentive bonus with a target payment of 115% of base salary to be comprised of cash and/or equity based awards. During the term of employment and for specified periods thereafter, Mr. Ristau will be subject to confidentiality, non-solicitation, and non-competition restrictions.

The Company may terminate Mr. Ristau’s employment agreement at any time, generally effective upon giving notice. In the case of termination other than for “cause” (as defined in his employment agreement) or if Mr. Ristau terminates his employment due to constructive termination (as defined in the agreement and including certain events occurring within the one-year period following a change of control), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Ristau will be entitled to:

(i)	continued payment of base salary then in effect for 12 months, payable in accordance with the Company’s payroll practice,

(ii)	a lump sum amount equal to the annual bonus he otherwise would have received, based on actual performance for the fiscal year of termination, pro-rated for the number of business days he was employed during such fiscal year, and

(iii)	a lump sum amount equal to the Omnibus Plan award he otherwise would have received for the performance period in which such termination occurs, based on actual performance, pro-rated for the number of business days he was employed during such performance period.

If Mr. Ristau’s employment agreement is terminated by the Company for cause or if he resigns for any reason other than constructive termination, Mr. Ristau will be entitled to any accrued but unpaid benefits or obligations as of the date of termination.

The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, based on

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	47

actual performance, pro-rated for the number of business days he was employed during such fiscal year, as well as, upon death, continued payment to Mr. Ristau’s estate of base salary then in effect for six months.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

iii) Mark Light

Mr. Light has an employment contract dated December 10, 2010, as amended, with a US subsidiary.

Pursuant to the agreement, Mr. Light will (i) receive an annual base salary of $863,100, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 120% of base salary (with a target bonus of 60% of base salary in accordance with the Company’s current annual bonus plan), and (iii) be eligible for a long-term incentive bonus with a target payment of 100% of base salary to be comprised of cash and/or equity based awards.

The Company may terminate Mr. Light’s employment agreement at any time by notice in writing with immediate effect and Mr. Light may terminate his agreement upon one year’s notice. In the case of termination other than for “cause” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Light will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion of the annual bonus for which he was then eligible for the fiscal year in which the date of termination occurs, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Light’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Light will be entitled to any accrued but unpaid benefits or obligations as of the date of termination.

The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, based on actual performance, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Light’s estate of base salary then in effect for six months.

Mr. Light’s entitlement to any share options or share awards is governed by the terms of the relevant plan. During the term of his employment and for specified periods thereafter, Mr. Light is subject to confidentiality, non-solicitation and non-competition restrictions.

iv) Edward Hrabak

Mr. Hrabak has an amended and restated employment contract dated August 24, 2012 and effective as of June 30, 2012, with a US subsidiary. Pursuant to the agreement, Mr. Hrabak will (i) receive an annual base salary of $510,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 100% of base salary (with a target bonus of 50% of base salary in accordance with the Company’s current annual bonus plan), and (iii) be eligible for a long-term incentive bonus with a target payment of 69% of base salary to be comprised of cash and/or equity based awards.

The Company may terminate Mr. Hrabak’s employment agreement at any time by notice in writing with immediate effect and Mr. Hrabak may terminate his agreement upon 360 days’ prior notice. In the case of termination other than for “cause” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Hrabak will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion (based on the number of calendar days from the beginning of the fiscal year through the termination date) of the annual bonus he would otherwise have received for the fiscal year in which the date of termination occurs, based on actual performance, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Hrabak’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Hrabak will be entitled to any accrued but unpaid benefits or obligations as of the date of termination.

The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as

48	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

defined in the employment agreement) equal to the annual bonus he otherwise would have received, based on actual performance, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Hrabak’s estate of base salary then in effect for six months.

Mr. Hrabak’s entitlement to any share options or share awards is governed by the terms of the relevant plan. During the term of his employment and for specified periods thereafter, Mr. Hrabak is subject to confidentiality, non-solicitation and noncompetition restrictions.

v) Robert Trabucco

Mr. Trabucco has an employment contract dated January 23, 2003, as amended, with a US subsidiary.

Pursuant to the agreement, Mr. Trabucco will (i) receive an annual base salary of $560,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 100% of base salary, and (iii) be eligible for a long-term incentive bonus of up to 70% of Base Salary, (iv) be considered annually for stock option awards, restricted stock and/or other stock-based awards in accordance with the Omnibus Plan and on such other terms as determined by the Compensation Committee, (v) be entitled to such medical/dental, long-term and short-term disability and life insurance benefits as are made available from time to time to executive officers of the Company, (vi) be entitled to such deferred compensation benefits as are made available from time to time to executive officers of the Company, (vii) be entitled to five weeks of paid vacation per year or such greater amount provided in the policies and procedures of the Company as in effect from time for executive officers, and (viii) such other perquisites and benefits as are made available from time to time to executive officers of the Company.

The Company may terminate Mr. Trabucco’s employment agreement at any time by notice in writing and Mr. Trabucco may terminate his agreement for any reason other than “good reason” (as defined in the employment agreement) at any time upon 90 days’ notice, or for good reason or due to “constructive termination” (as defined in the employment agreement and including certain events occurring within the one-year period following a “change of control,” as defined in the employment agreement) upon 60 days’ notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement) or if Mr. Trabucco terminates his employment for good reason or due to constructive termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Trabucco will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination payable in accordance with the Company’s payroll practices, and

(ii)	a pro-rata portion of the annual bonus for which he was then eligible for the fiscal year in which the date of termination occurs.

If Mr. Trabucco’s employment agreement is terminated by the Company for cause or if he terminates his employment for any reason other than good reason or constructive termination, Mr. Trabucco will be entitled to any accrued but unpaid benefits or obligations as of the date of termination. The agreement also includes other terms, including severance payments upon termination by reason of death or disability (as defined in the employment agreement) equal to the pro-rata portion of the annual bonus for which he was then eligible through the date of termination for the fiscal year in which the date of termination occurs, as well as, upon death, continued payment to Mr. Trabucco’s estate of base salary then in effect for six months.

Mr. Trabucco’s entitlement to any share options or share awards is governed by the terms of the relevant plan. During the term of his employment and for specified periods thereafter, Mr. Trabucco is subject to confidentiality, non-solicitation and non-competition restrictions.

vi) Robert Anderson

Mr. Anderson has an employment agreement dated March 1, 2003 with a UK subsidiary, which can be terminated on one year’s notice in writing by either party or will otherwise terminate on Mr. Anderson’s 65th birthday.

Pursuant to the agreement, Mr. Anderson will (i) receive an annual base salary of £265,000, subject to annual review, (ii) be eligible for an annual maximum bonus of up to 100% of base salary (with a target bonus of 50% of base salary in accordance with the Company’s current annual bonus plan).

If Mr. Anderson is terminated on less than one year’s notice other than due to “summary termination” (as defined in his employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Anderson will be entitled to continued payment of base salary for the balance of the one-year notice period, payable in accordance with the Company’s payroll practice.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	49

The agreement also includes other terms, including in respect of Mr. Anderson’s absence by reason of “incapacity” (as defined in his employment agreement) continued payment of base salary in respect of the first six months’ absence, whether or not continuous in any period of 12 months.

Mr. Anderson’s entitlement to any share options or share awards is governed by the terms of the relevant plan.

During the term of his employment and for specified periods thereafter, Mr. Anderson is subject to confidentiality, non-solicitation and non-competition restrictions.

On July 9, 2013, the Company announced that Mr. Anderson has advised the Company that he will resign from his position as Chief Executive Officer of Signet’s UK division, effective July 31, 2013. In connection with his resignation, Mr. Anderson entered into a Compromise Agreement (the “Compromise Agreement”) with a subsidiary of the Company, pursuant to which Mr. Anderson will be on garden leave from August 1, 2013 until April 30, 2014 (the “Departure Date”) although he will continue to be available during this time to provide any reasonable assistance requested of him by the

Company to ensure the smooth transition. Up until the Departure Date, Mr. Anderson will continue to receive his normal salary and all other benefits associated with his employment by the Company. In addition, the Company shall pay Mr. Anderson such bonus, if any, as may be due to him for the current bonus year in respect of the period through August 1, 2013.

The Compromise Agreement also provides for a lump sum severance amount and the payment of basic salary and pension supplement in lieu of notice for the period May 1, 2014 until June 30, 2014, as well as continued vesting through the Departure Date of the restricted stock units awarded to Mr. Anderson on April 12, 2011. The awards granted to Mr. Anderson in 2012 and 2013 shall lapse as of the Departure Date. Under certain circumstances, Mr. Anderson may be eligible to receive the sum of up to £250,000 less required deductions for income tax and National Insurance Contributions subject to the accomplishment of certain key performance indicators relating to the successful transition of his responsibilities to the Company’s satisfaction.

50	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The following table shows for each of the named executive officers, estimated payments and benefits that would be payable in the event of:

•	Voluntary termination of employment with Good Reason (including Constructive Termination);

•	Involuntary termination of employment without cause;

•	Termination due to death;

•	Termination due to disability;
•	Qualified termination after a change in control of the Company; and

•	Termination due to retirement.

The below estimated values have been calculated on the basis that the named executive officer employment had been terminated as of February 1, 2014, the last business day of Fiscal 2014, using a closing market price as of this date ($79.55).

	Involuntary	Voluntary	Death	Disability	Termination following change in control	Retirement
	w/o cause	w/ good reason
Michael Barnes
Cash severance:
Base salary	1,054,000	1,054,000	1,054,000	—	1,054,000	—
Bonus	237,361	237,361	1,370,200	—	237,361	—
Total cash severance	1,291,361	1,291,361	2,424,200	—	1,291,361	—
Long term incentives:
Accelerated vesting of performance-based restricted share units	6,021,388	6,021,388	6,416,144	2,792,046	5,700,899	1,889,843
Accelerated vesting of time-based restricted shares	6,451,719	6,451,719	6,451,719	2,489,385	9,315,015	2,489,385
Total value of long term incentives	12,473,107	12,473,107	12,867,863	5,281,431	15,015,914	4,379,228
Benefits and perquisites	17,201	17,201	17,201	—	17,201	—
Total	13,781,669	13,781,669	15,309,264	5,281,431	16,324,476	4,379,228
Ronald Ristau
Cash severance:
Base salary	744,000	744,000	372,000	—	744,000	—
Bonus	90,173	90,173	90,173	90,173	90,173	—
Total cash severance	834,173	834,173	462,173	90,173	834,173	—
Long term incentives:
Accelerated vesting of performance-based restricted share units	1,376,260	1,376,260	684,554	684,554	1,376,260	456,405
Accelerated vesting of time-based restricted shares	1,169,837	1,169,837	228,149	228,149	1,843,952	228,149
Total value of long term incentives	2,546,097	2,546,097	912,703	912,703	3,220,212	684,554
Benefits and perquisites	—	—	—	—	—	—
Total	3,380,270	3,380,270	1,374,876	1,002,876	4,054,385	684,554
Mark Light
Cash severance:
Base salary	944,000	—	472,000	—	944,000	—
Bonus	122,720	—	122,720	122,720	122,720	—
Total cash severance	1,066,720	—	594,720	122,720	1,066,720	—
Long term incentives:
Accelerated vesting of performance-based restricted share units	—	—	810,879	810,879	798,672	533,515
Accelerated vesting of time-based restricted shares	—	—	277,364	277,364	1,558,544	277,364
Total value of long term incentives	—	—	1,088,243	1,088,243	2,357,216	810,879
Benefits and perquisites	17,201	—	—	—	17,201	—
Total	1,083,921	—	1,682,963	1,210,963	3,441,137	810,879

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	51

	Involuntary	Voluntary	Death	Disability	Termination following change in control	Retirement
	w/o cause	w/ good reason
Edward Hrabak
Cash severance:
Base salary	534,000	—	267,000	—	534,000	—
Bonus	53,400	—	53,400	53,400	53,400	—
Total cash severance	587,400	—	320,400	53,400	587,400	—
Long term incentives:
Accelerated vesting of performance-based restricted share units	—	—	223,801	223,801	275,549	125,848
Accelerated vesting of time-based restricted shares	—	—	97,953	97,953	530,917	97,953
Total value of long term incentives	—	—	321,754	321,754	806,466	223,801
Benefits and perquisites	17,201	—	—	—	17,201	—
Total	604,601	—	642,154	375,154	1,411,067	223,801
Robert Trabucco
Cash severance:
Base salary	581,000	581,000	290,500	—	581,000	—
Bonus	58,100	58,100	58,100	58,100	58,100	—
Total cash severance	639,100	639,100	348,600	58,100	639,100	—
Long term incentives:
Accelerated vesting of performance-based restricted share units	—	—	246,048	246,048	248,944	161,964
Accelerated vesting of time-based restricted shares	—	—	84,084	84,084	492,971	84,084
Total value of long term incentives	—	—	330,132	330,132	741,915	246,048
Benefits and perquisites	—	—	—	—	—	—
Total	639,100	639,100	678,732	388,232	1,381,015	246,048

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event. The amount of bonus and/or the value attributed to accelerated vesting of performance-based restricted share units, as applicable, payable upon termination is based on the Company’s actual performance during the relevant performance period, which has been estimated for this purpose based on assumptions consistent with US generally accepted accounting principles and with amounts based on Fiscal 2014 performance reflecting actual awards earned for that year.

SUPPLEMENTAL RETIREMENT BENEFITS

Benefits under the Frozen DCP and the DCP are vested for all named executive officers to the extent they participate.

CHANGE OF CONTROL

Under the 2003 Plans and the Omnibus Incentive Plan, if there is a change in control of the Company, or a Court Scheme of Arrangement affecting the Company, a partial vesting pro rata to the length of time since grant may occur at that time, provided the Compensation Committee is satisfied that any applicable performance conditions have been fulfilled in respect of the period from the date of grant of an award to the date of the change of control. There is an exception in the plan documents where the change of control or Court Scheme of Arrangement involves an internal reconstruction of the Company in which case Awards will continue unaffected. Any share option granted pursuant to the vesting of an Award may only be exercised within six months of the date of the change in control or Court Scheme of Arrangement. Alternatively, with the consent of an acquiring company, a share option granted pursuant to the vesting of an Award may be exchanged for an option over shares in the acquiring company. Currently there are no unvested options held by the NEOs.

Following any de-merger, capitalization issue, any offer or invitation made by way of rights or any subdivision, consolidation, reduction or other variation in the share capital of Signet, the middle market price used to calculate the Share part of a vested award and share options granted pursuant to the vesting of an Award will be adjusted in such manner as the Compensation Committee shall determine and which, except in the case of a capitalization, is in the opinion of the auditors fair and reasonable.

Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee determines otherwise in an award agreement, the Committee may (but is not required to) make adjustments in the terms of outstanding

52	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Committee). While it is the Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above as the Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it. For awards granted in Fiscal 2013 and Fiscal 2014, if awards are not assumed upon a change of control, restricted stock will fully vest and performance units will vest based on actual performance to the time of the change of control but on a prorated basis; and if awards are assumed upon a change of control the restricted stock will continue to vest and performance units will be converted or remain outstanding equal to the amount that would have vested based on actual performance to the time of the change of control, and such remaining award shall be subject to time-based vesting for the original performance period. Such modified awards will be subject to full vesting upon a termination without cause, and pro rata vesting upon a termination due to death, disability or retirement following the change of control or as otherwise provided in an individual employment agreement.

RESIGNATION DURING FISCAL 2014

Mr. Anderson resigned from his position as Chief Executive Officer of Signet’s UK division, effective July 31, 2013; however, he will continue to be an employee of the Company until April 30, 2014 (the “Termination Date”). In connection with his resignation, the Company has paid, will pay or could potentially pay to Mr. Anderson the following amounts, in accordance with the Compromise Agreement discussed above under “Employment Agreements,” in addition to base salary, pension supplements, directors’ and officers’ liability insurance and other benefits associated with his employment with the Company and the continued vesting of his restricted stock units up until the Termination Date: (a) a lump sum severance payment of $119,206 applying an exchange rate of $1.64; (b) legal fees in connection with negotiation of the Compromise Agreement ($7,380 applying an exchange rate of

$1.64); and (c) a handover bonus, which is payable in the sole discretion of the Compensation Committee, subject to the accomplishment of certain key performance indicators relating to the successful transition of his responsibilities to the Company’s satisfaction ($410,000 applying an exchange rate of $1.64.), in each case, less any required deductions. In accordance with the terms of the Compromise Agreement, Mr. Anderson will be subject to non-solicitation restrictions for a period of three months after the Termination Date, as well as customary confidentiality, non-disparagement, cooperation and waiver of claims provisions.

NON-COMPETITION COVENANTS AFFECTED BY CHANGE IN CONTROL

The duration of certain non-competition covenants could be amended with consent following termination of employment in the event a change in control was to occur.

DEATH OR DISABILITY

If any of the named executive officers had died or become disabled during Fiscal 2014, a pro rata portion of the performance restricted share units then unvested would have vested early. The value of such early vesting is shown in the Termination Payments table above. See the discussion of Employment Agreements above beginning on page 46 for additional information concerning death and disability benefits available to the named executive officers.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	53

The following table sets forth certain information, as of February 1, 2014, concerning Common Shares authorized for issuance under all of our equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders.	1,023,547	$15.20	4,506,450
Equity compensation plans not approved by security holders	—	—	—
Total	1,023,547	$15.20	4,506,450

(1)	Shares indicated include vesting of all future performance conditions being achieved at maximum levels.

(2)	Calculated at an average exchange rate of £1:$1.64.

54	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

The following table summarizes the total compensation of each of the Company’s Directors during Fiscal 2014, other than Mr. Barnes whose compensation is included in the Summary Compensation Table.

Name	Fees earned or paid in cash $	Stock Awards $(1)	Total $
H. Todd Stitzer	250,000	175,000	425,000
Helen McCluskey(2)	45,000	95,450	140,450
Dale W. Hilpert	90,000	110,000	200,000
Virginia Drosos	90,000	110,000	200,000
Marianne Miller Parrs	115,000	110,000	225,000
Thomas G. Plaskett	112,500	110,000	222,500
Robert Stack(3)	37,500	86,400	123,900
Russell Walls	107,500	110,000	217,500
Eugenia Ulasewicz(4)	37,500	86,400	123,900

(1)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock Awards”). Shares were granted to each independent Director on the day of the annual general meeting or, in relation to Ms. McCluskey, Mr. Stack and Ms. Ulasewicz, on the day the Director joined the Board. The number of shares granted was based upon the Company’s average share price on the NYSE on the day of the 2013 Annual General Meeting ($67.34), or the date of grant which was $73.03 in relation to Ms. McCluskey, $77.09 in relation to Mr. Stack and Ms. Ulasewicz. For information on the valuation assumptions, refer to note 23 in the Signet financial statements filed on Form 10-K for the fiscal year ended February 1, 2014.

(2)	Ms. McCluskey joined the Board in August 2013.

(3)	Mr. Stack joined the Board in September 2013.

(4)	Ms. Ulasewicz joined the Board in September 2013.

STOCK OWNERSHIP

The Company has a share ownership policy applicable to Directors to better align their interests with those of Shareholders over the long-term.

The Chairman is expected to achieve a minimum share ownership value of $330,000 within five years of being elected to the Board of Directors. The independent Directors are expected to achieve a minimum share ownership of three times the value of their annual stock award within five years of election to the Board of Directors. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while he or she is a Director of the Company.

ANNUAL COMPENSATION

The Chairman of the Board receives an annual fee of $425,000. This total is split so that $250,000 per annum is paid in cash quarterly, and $175,000 is paid in Common Shares with immediately accelerated vesting based upon the average share price on the NYSE on the day of the annual general meeting.

The annual basic fee for independent Directors is $200,000, split so that $90,000 per annum is paid in cash quarterly in arrears (at the prevailing exchange rate where appropriate) and $110,000 is paid in Common Shares with immediately accelerated vesting based upon the average share price on the NYSE on the day of the annual general meeting. Directors who join the Board during the course of a fiscal year are granted a pro rata amount of Common Shares of Common Shares with immediately accelerated vesting, with the number of such shares granted based upon the Company’s average share price on the NYSE on the day of grant. No Committee meeting fees are payable, but additional annual amounts are paid to the chairman of each of the Committees in the sums of $30,000 per annum for the Audit Committee, $25,000 per annum for the Compensation Committees and $20,000 for the Nomination and Corporate Governance Committee.

The Company has entered into indemnification agreements with the independent Directors (and some of the executive officers) of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, Officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	55

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting

This year, the Company is again furnishing proxy materials to Shareholders electronically via the internet. You will receive a Notice of Internet Availability of Proxy Materials (“Internet Notice”) by mail or e-mail, and you will not receive a printed copy of the proxy materials, unless you specifically request one or have previously requested one. The Internet Notice and Proxy Statement and Annual Report are available at www.signetjewelers.com/shareholders. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Internet Notice, or by any of the following methods: by internet at www.signetjewelers.com/shareholders, by telephone 888-776-9962 for US Shareholders or 0871 664 0300 for UK Shareholders; or by sending an e-mail to info@amstock.com for US Shareholders or shareholderenquires@capita.co.uk for UK Shareholders with “Proxy Materials Signet Jewelers Limited” in the subject line. We plan to mail or email the Internet Notice to Shareholders on or about April 29, 2014.

Record Date and Quorum

We first made available the proxy solicitation materials on April 29, 2014 by filing them with the SEC and posting them on our website, www.signetjewelers.com/shareholders. We expect to begin to mail the proxy solicitation materials to Shareholders who requested hard copies on or about April 30, 2014.

Each outstanding Common Share entitles the holder thereof as of the close of business on April 11, 2014 (the “Record Date”) to one vote on each matter to come before the Annual General Meeting. As of the Record Date, excluding treasury shares, there were 80,336,662 Common Shares outstanding. There are no other outstanding voting securities of the Company other than the Common Shares.

The presence at the Annual General Meeting in person or by proxy, of two holders of Common Shares outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner with respect to such item; See discussion below under “Required Votes” for more information about broker discretionary voting. At the Annual General Meeting, the Signet Company Secretary will determine whether or not a quorum is present.

Voting and Who May Vote

Voting on the matters to come before the meeting will be conducted by way of a poll. After each resolution has been introduced, Shareholders will have an opportunity to ask questions relating to the resolution. Voting on the specific resolution will be deferred to the end of the Meeting in order to simplify and aid the voting procedure. The Company’s transfer agent, American Stock Transfer & Trust Company, will explain and conduct the poll on each resolution, count the votes and certify the results. The final figures of the votes cast for, against and in abstention from the proposals as well as broker non-votes, will be filed with the SEC and the UK Financial Conduct Authority and will be published on the Company’s website as soon as practicable after the conclusion of the Meeting. Only Shareholders who were recorded in the register of Shareholders of the Company at the Record Date will be entitled to vote. Other than Shareholders, only proxies or corporate representatives are entitled to vote in person at the meeting. In order to do so, the proxy card must be signed by the Shareholder, or the proxy. Holders of depositary interests should see the paragraph headed “Electronic Voting Instruction through CREST for Depositary Interest Holders” below for details of the deadline to register their vote.

If your Common Shares are held through a broker, bank or other nominee (held in street name), you will receive instructions from such entity that you must follow in order to have your shares voted. If you hold your shares in street name, you will need proof of ownership to be admitted to the Annual General Meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person at the Annual General Meeting, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares.

Electronic Voting Instruction through Crest for Depositary Interest Holders

This method of voting instruction is only open to persons who hold interests in the Company’s shares through depositary interests held in CREST outside the United States.

CREST Shareholders who wish to appoint Capita IRG Trustees (Nominees) Limited to vote on their behalf utilizing the CREST proxy voting service may do so for the Meeting and any adjournment(s) thereof by using the procedures described in

56	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

the CREST manual. CREST personal Shareholders or other CREST sponsored Shareholders, and those CREST Shareholders who have appointed a voting service provider(s) should refer to their CREST sponsor or voting service provider(s), who will be able to take appropriate action on their behalf.

In order for a voting instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear UK & Ireland Limited’s specifications and must contain the information required for such instructions as described in the CREST manual. The CREST message must, in order to be valid, be transmitted so as to be received by Capita Registrars (CREST participant ID RA 10) no later than 72 hours before the time appointed for the holding of the Meeting or adjourned Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST message by the CREST Applications Host) from which the Company’s agent is able to retrieve the CREST message by enquiry to CREST in the manner prescribed by CREST. After this time any change of voting instructions through CREST should be communicated through other means.

CREST Shareholders and, where applicable, their CREST sponsors or voting service provider(s), should note that Euroclear UK & Ireland Limited does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Voting Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that the CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST message is transmitted by means of the CREST system by any particular time. In this connection, CREST Shareholders and, where applicable, their CREST sponsors or voting service provider(s) is/are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system timings which can be found at www.euroclear.com/site/public/EU.

The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Appointment of Proxies

A Shareholder entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend, speak and vote on his behalf. A proxy may be appointed by returning a proxy card or by internet at www.signetjewelers.com/shareholders, and, for US Shareholders, by telephone. For more information refer to the form of proxy card for instructions. A proxy need not be a Shareholder of the Company, but must attend the Meeting in person to represent the Shareholder. If a Shareholder appoints more than one proxy, each proxy must be appointed to exercise the rights attaching to different shares held by that Shareholder. If you do not nominate your own proxy, the Chairman of the Meeting will be appointed as your proxy.

To be valid, the form of proxy and any power of attorney or other authority under which it is signed must be received at the office of the Company’s registrars/transfer agents, American Stock Transfer & Trust Company Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 for US Shareholders, or Capita Registrars, Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF United Kingdom for UK and other non-US Shareholders, by 12:01 am Atlantic Time (4:01 am UK time) on June 13, 2014. Completing and returning a form of proxy will not prevent a Shareholder from attending and voting at the Meeting should he or she so wish. To change your proxy instructions you may return a new form of proxy appointment using the methods set out above. Where you have appointed a proxy using the form of proxy and would like to change the instructions using another form of proxy, please contact the Company’s relevant registrars. Where two or more valid separate appointments of proxy are received in respect of the same share in respect of the same Meeting, the one which is last sent will be treated as replacing and revoking the other or others.

Proxies

If you submit your proxy by mail, please ensure that the form of proxy is properly completed signed, dated and returned to the Company as directed so that it is received by 12:01 am Atlantic Time (4:01 am UK time) on June 13, 2014, which is approximately 11 hours before the start of the meeting. The individual(s) identified as proxies thereon will vote the shares represented by the form of proxy in accordance with the directions noted thereon. Alternatively, you can appoint a proxy to cast your vote electronically by internet or, if you are a US Shareholder, by telephone as set out in the Internet Notice. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed form of proxy, in which no specifically named proxy is appointed, will be voted as the Board of Directors recommends. The Company’s management does not know of any matters other than those discussed in this Proxy

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	57

Statement that will be presented at the Annual General Meeting. If, however, other matters are presented, all proxies, in which no specifically named proxy is appointed, will be voted in accordance with the recommendations of the Board of Directors.

Returning your completed proxy card or appointing a proxy electronically by the internet or by telephone will not prevent you from voting in person at the Annual General Meeting if you are able to attend and wish to vote.

Revocation of Proxy

You may revoke your proxy at any time before it is voted by sending written notice of revocation, or by submission of a properly executed form of proxy bearing a later date to the Company’s Registrars/transfer agents prior to the Annual General Meeting at: American Stock Transfer & Trust Company Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 for US Shareholders or Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent, BR3 4ZF, United Kingdom for UK and other non-US Shareholders or by attending the Annual General Meeting and giving notice of revocation in person. A Shareholder who votes in person at the Annual General Meeting will have effectively revoked any previously granted proxies.

If you hold your shares in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions.

Required Votes

Proposal One (Election of Ten Directors): The election of Directors is decided by the affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting entitled to vote in the election. Abstentions and “broker non-votes” are not counted as votes cast for the purpose of electing Directors. Accordingly, abstentions and “broker non-votes” will not be taken into account and, therefore, will not affect the outcome of the election of Directors. In accordance with the New York Stock Exchange (“NYSE”) rules, brokers are not able to vote shares with respect to the election of Directors without instructions from the underlying Shareholders.

Proposal Two (Appointment of KPMG LLP as Independent Auditor): The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting and entitled to vote on this proposal is required to appoint KPMG LLP as the Company’s independent auditor until the end of the next Annual General Meeting of the Company and to authorize the

Audit Committee to determine its compensation. Abstentions are not counted as votes cast for the purpose of the appointment of KPMG LLP. Accordingly, abstentions will not be taken into account and, therefore, will not affect the outcome of the appointment of the Company’s independent registered public accounting firm. In accordance with NYSE rules, brokers are able to vote shares with respect to the appointment of the Company’s independent registered public accounting firm without instructions from the underlying Shareholders.

Proposal Three (Approval, on a Non-Binding Advisory Basis, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement): The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting and entitled to vote on this proposal is required to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement. The “Say-on-Pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Abstentions and “broker non-votes” are not counted as votes cast for the purpose of the advisory vote. Accordingly, abstentions and “broker non-votes” will not be taken into account and, therefore, will not affect the outcome of the advisory vote. In accordance with NYSE rules, brokers are not able to vote shares with respect to the “Say-on-Pay” advisory vote without instructions from the underlying Shareholders.

Proposal Four (Re-Approval of the Material Terms of the Performance Goals under the Signet Jewelers Limited Omnibus Incentive Plan): The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General Meeting and entitled to vote on this proposal is required to re-approve the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan. Abstentions and “broker non-votes” are not counted as votes cast. Accordingly, abstentions and “broker non-votes” will not be taken into account and, therefore, will not affect the outcome of the vote. In accordance with NYSE rules, brokers are not able to vote shares with respect to the re-approval of the material terms of the performance goals under the Signet’ Jewelers Limited Omnibus Incentive Plan without instructions from the underlying Shareholders.

Proposal Five (Approval of the Amendment to the Signet Jewelers Limited Bye-laws): The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Annual General

58	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Meeting and entitled to vote on this proposal is required to approve the Signet Jewelers Limited Bye-laws. Abstentions are not counted as votes cast. Accordingly, abstentions will not be taken into account and, therefore, will not affect the outcome the vote. In accordance with NYSE rules, brokers are able to vote shares with respect to the approval of the amendments to the Signet Jewelers Limited Bye-laws without instructions from the underlying Shareholders.

Other Matters

Shareholder Proposals for Inclusion in the Proxy Statement for the 2015 Annual General Meeting: Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act will be considered for inclusion in the Company’s 2015 Proxy Statement and proxy card for the 2015 Annual General Meeting if the proposal is received in writing by the Signet Company Secretary by no later than December 26, 2014. The notice of proposal must comply with the requirements established by the SEC, and must include the information specified in Bye-law 26 of the Company’s Bye-laws and must be a proper subject for Shareholder action under Bermuda law. A copy of the Company’s Bye-laws may be found on the Company’s website, www.signetjewelers.com.

Notice of business to be brought at the 2015 Annual General Meeting submitted pursuant to Bye-law 26 of the Company’s Bye-laws must be received in writing by the Signet Company Secretary between February 13 and March 16, 2015. Bye-law 26 of the Company’s Bye-laws sets forth the procedures (including, without limitation, advance notice requirements disclosed above) a Shareholder must follow to request that an item be put on the agenda of a general meeting of Shareholders.

Additionally, under Bermuda law, Shareholders holding not less than five percent of the total voting rights or 100 or more Shareholders together may require the Company to give notice to our Shareholders of a proposal to be submitted at an annual general meeting. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

Proposals should be sent to the Company at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda, addressed to the attention of Mark A. Jenkins, Signet Company Secretary.

Householding

Exchange Act rules allow the Company to deliver a single Internet Notice (or proxy materials and Annual Report on

Form 10-K in the case of Shareholders who receive paper copies of proxy materials) to an address shared by two or more of our Shareholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company and the banks and brokerage firms that hold your shares have delivered only one Internet Notice (or proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies) to multiple Shareholders who share an address unless one or more of the Shareholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the Internet Notice (or, proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies), to a Shareholder at a shared address to which a single copy of the document was delivered. A Shareholder who wishes to receive a separate copy of the Internet Notice (or proxy materials and Annual Report on Form 10-K in the case of Shareholders who receive paper copies), now or in the future, may obtain one, promptly and without charge, by addressing a request to, Signet Jewelers Limited c/o Signet Group Services Limited, 110 Canon Street, London EC4N 6EU or by calling +44 (0) 207 648 5200. You may also download a copy of each of these documents from the Company’s website www.signetjewelers.com. Shareholders of record sharing an address who are receiving multiple copies of these materials and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner.

If you are the beneficial owner, but not the record holder, of Common Shares and wish to receive only one copy of these materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all Shareholders at the shared address in the future.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies, which may occur by internet, by mail and/or by telephone. The Company will request banks, brokers and the custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company’s Common Shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain Directors, officers and other employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration, by personal interview, mail, telephone, fax or email.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	59

EXHIBIT A

Signet Jewelers Limited Omnibus Incentive Plan

60	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

Signet Jewelers Limited Omnibus Incentive Plan

Article 1. Establishment & Purpose

1.1 Establishment. Signet Jewelers Limited, a corporation registered in Bermuda hereby establishes the Signet Jewelers Limited Omnibus Incentive Plan (hereinafter referred to as the “Plan”) as set forth in this document.

1.2 Purpose of the Plan. The purpose of this Plan is to attract, retain and motivate officers, employees, and non-employee directors providing services to the Company, any of its Subsidiaries, or Affiliates and to promote the success of the Company’s business by providing the participants of the Plan with appropriate incentives.

Article 2. Definitions

Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

2.1 “Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any entity that the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2 “Annual Award Limit” shall have the meaning set forth in Section 5.1(b).

2.3 “Award” means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award, or Performance-Based Compensation Award that is granted under the Plan.

2.4 “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company, a Subsidiary, or Affiliate to a Participant describing the terms and conditions of the actual grant of such Award.

2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Change of Control” unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

(a)	any consolidation, amalgamation, or merger of the Company with or into any other Person, or any other corporate reorganization, business combination, transaction or transfer of securities of the Company by its stockholders, or a series of transactions (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization, business combination or transaction, collectively have Beneficial Ownership, directly or indirectly, of capital stock representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity (measured by economic value or voting power (by contract, share ownership or otherwise) of the Company or other surviving entity immediately after such consolidation, merger, reorganization, business combination or transaction;

(b)	the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any Person;

(c)	during any period of twelve consecutive months commencing on or after the Effective Date, individuals who as of the beginning of such period constituted the entire Board (together with any new directors whose election by such Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors of the Company, then still in office, who were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

(d)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9 “Committee” means the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan. To the extent applicable, the Committee shall have at least two members, each of whom shall be (i) a Non-Employee Director, (ii) an Outside Director, and (iii) an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed.

2.10 “Company” means Signet Jewelers Limited, registered in Bermuda no. 42069, and any successor thereto.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	61

2.11 “Covered Employee” means for any Plan Year, a Participant designated by the Company as a potential “covered employee,” as such term is defined in Section 162(m) of the Code.

2.12 “Director” means a member of the Board who is not an Employee.

2.13 “Effective Date” means the date set forth in Section 14.17.

2.14 “Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16 “Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A of the Code:

(a)	The average of the high and low trading price on the New York Stock Exchange or any other recognized stock exchange or any established over-the-counter trading system on which dealings take place, or if no trades were made on any such day, the immediately preceding day on which trades were made; or

(b)	In the absence of an established market for the Shares of the type described in (a) above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409A of the Code.

2.17 “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.18 “New York Stock Exchange” means the New York Stock Exchange or any successor body carrying on the business of the New York Stock Exchange.

2.19 “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.20 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21 “Other Stock-Based Award” means any right granted under Article 9 of the Plan.

2.22 “Option” means any stock option granted from time to time under Article 6 of the Plan.

2.23 “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

2.24 “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.25 “Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.

2.26 “Performance-Based Compensation” means compensation under an Award that is intended to constitute “qualified performance-based compensation” within the meaning of the regulations promulgated under Section 162(m) of Code or any successor provision.

2.27 “Performance Measures” means measures as described in Section 10.1 on which the performance goals are based in order to qualify Awards as Performance-Based Compensation.

2.28 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.29 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.30 “Plan” means the Signet Jewelers Limited Omnibus Incentive Plan.

2.31 “Plan Year” means the applicable fiscal year of the Company.

2.32 “Restricted Stock” means any Award granted under Article 8.

2.33 “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

2.34 “Service” means service as an Employee or Director.

2.35 “Share” means a common share of the Company, par value $0.18 per share, or such other class or kind of shares or other securities resulting from the application of Section 12.1.

62	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

2.36 “Stock Appreciation Right” means any right granted under Article 7.

2.37 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.38 “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

Article 3. Administration

3.1 Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Employees and Directors to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Employee or Director, and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 13, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, extend the term or period of exercisability of any Awards, or waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. Notwithstanding anything in this Section 3.1 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Delegation. The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Subsidiaries or Affiliates, and one or more agents or advisors such administrative duties or powers as it may deem advisable; provided that the Committee shall not delegate to officers of the Company or any of its Subsidiaries or Affiliates the power to make grants of Awards to officers of the Company or any of its Subsidiaries or Affiliates; provided, further, that no delegation shall be permitted under the Plan that is prohibited by applicable law.

Article 4. Eligibility and Participation

4.1 Eligibility. Participants will consist of such Employees and Directors as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2 Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Other Stock-Based Awards, and (e) Performance-Based Compensation Awards. The Plan sets forth the performance goals and procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation, as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5. Shares Subject to the Plan and Maximum Awards

5.1 Number of Shares Available for Awards.

(a)

(i) General. Subject to adjustment as provided in Article 12 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 7,000,000 Shares. The number of Shares available for granting Incentive Stock Options under the

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	63

Plan shall not exceed 7,000,000 Shares, subject to Article 12 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares delivered to the Company as part or full payment for the purchase price of an Award, or to the extent the Committee determines that the availability of Incentive Stock Options will not be compromised, or to satisfy the Company’s withholding obligation with respect to an Award, shall again be available for Awards; provided, however, that such Shares shall continue to be counted as outstanding for purposes of determining whether an Annual Award Limit has been attained.

(b)	Annual Award Limits. The maximum number of Shares with respect to Awards denominated in Shares that may be granted to any Participant in any Plan Year shall be 1,300,000 Shares, subject to adjustments made in accordance with Article 12 hereof, and the maximum value of cash payable with respect to Awards denominated in cash or property that may be granted to any Participant in any Plan Year shall be $5,000,000, subject to adjustments made in accordance with Article 12 hereof (the “Annual Award Limit”).

(c)	Additional Shares. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance under this Plan or (ii) be subject to or counted against a Participant’s Annual Award Limit.

Article 6. Stock Options

6.1 Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Affiliates shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.

6.2 Terms of Option Grant. The Option Price shall be determined by the Committee at the time of grant, but shall not be less than the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option the Option Price shall be (i) if granted to a person other than a Ten Percent shareholder, not less than 100% of the Fair Market Value of a Share on the date of grant or (ii) if granted to a Ten Percent Shareholder, not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.3 Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years).

6.4 Time of Exercise. Options granted under this Article 6 shall be exercisable based on the passage of time as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.5 Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence (including the applicable tax withholding pursuant to Section 14.3 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in

64	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

cash or its equivalent (e.g., by cashier’s check), (ii) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above) or (iv) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

6.6 Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed one hundred thousand dollars ($100,000), or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

7.2 Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. No Stock Appreciation Right shall have a term of more than 10 years from the date of grant.

7.3 Tandem Stock Appreciation Rights and Options. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 8. Restricted Stock

8.1 Grant of Restricted Stock. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

8.2 Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the performance, employment or other conditions (including the termination of a Participant’s Service whether due to death, disability or other cause) under which the Restricted Stock may be forfeited to the Company and such other provisions as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate,

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	65

including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative). The Restriction Period shall be no less than three years for Restricted Stock that has time-based vesting and no less than one year for Restricted Stock that has performance-based vesting; provided that up to 10% of the Shares available for issuance to Participants pursuant to Awards under the Plan under Section 5.1(a)(i) may be granted under Articles 8 and 9 of the Plan without regard any minimum vesting period.

8.3 Voting and Dividend Rights. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period (the Committee may require a Participant to grant an irrevocable proxy and power of substitution) and have the right to receive dividends on the Restricted Stock during the Restriction Period (and, if so, on what terms).

8.4 Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Other Stock-Based Awards

The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the “Other Stock-Based Awards”), including without limitation, restricted stock units and other phantom awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). The vesting period for Other Stock-Based Awards shall be no less than three years for such an Award that has time-based vesting and no less than one year for such an Award that has performance-based vesting; provided that up to 10% of the Shares available for issuance to Participants pursuant to Awards under the Plan under Section 5.1(a)(i) may be granted under Articles 8 and 9 of the Plan without regard any minimum vesting period.

Article 10. Performance-Based Compensation

To the extent permitted by Section 162(m) of the Code, the Committee is authorized to design any Award so that the amounts or Shares payable or distributed pursuant to such Award are treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations.

10.1 Performance Measures. The vesting, crediting and/or payment of Performance-Based Compensation shall be based on the achievement of objective performance goals based on one or more of the following Performance Measures: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales;

66	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

(xv) costs; (xvi) cash flow; (xvii) working capital, (xviii) return on assets, (xix) store openings or refurbishment plans, (xx) staff training, and (xxi) corporate social responsibility policy implementation.

Any Performance Measure may be (i) used to measure the performance of the Company and/or any of its Subsidiaries or Affiliates as a whole, any business unit thereof or any combination thereof against any goal including past performance or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate. Subject to Section 162(m) of the Code, the Committee may adjust the performance goals (including to prorate goals and payments for a partial Plan Year) in the event of the following occurrences: (i) non-recurring events, including divestitures, spin-offs, or changes in accounting standards or policies; (ii) mergers and acquisitions; and (iii) financing transactions, including selling accounts receivable.

10.2 Establishment of Performance Goals for Covered Employees. No later than ninety (90) days after the commencement of a Performance Period (but in no event after twenty-five percent (25%) of such Performance Period has elapsed), the Committee shall establish in writing: (a) the performance goals applicable to the Performance Period; (b) the Performance Measures to be used to measure the performance goals in terms of an objective formula or standard; (c) the formula for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (d) the Participants or class of Participants to which such performance goals apply. The outcome of such performance goals must be substantially uncertain when the Committee establishes the goals.

10.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

10.4 Certification of Performance. Except for Awards that pay compensation attributable solely to an increase in the value of Shares, no Award designed to qualify as Performance-Based Compensation shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such Performance Period have been satisfied.

10.5 Each provision of the Plan and each Award Agreement relating to Performance-Based Compensation shall be construed so that each such Award shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 11. Compliance with Section 409A of the Code and Section 457A of the Code

11.1 General. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding the Company’s intention, in the event any Award is subject to Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

11.2 Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

11.3 Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	67

upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

11.4 Section 457A. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 457A of the Code (“Section 457A”) and all regulations, guidance, compliance programs and other interpretative authority thereunder, such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding the Company’s intention, in the event any Award is subject to Section 457A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 457A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

Article 12. Adjustments

12.1 Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to the Plan or outstanding Awards.

12.2 Change of Control. Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled.

Article 13. Duration, Amendment, Modification, Suspension, and Termination

13.1 Duration of the Plan. Unless sooner terminated as provided in Section 13.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

13.2 Amendment, Modification, Suspension, and Termination of Plan. The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 13.2, an “Action”) the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 11 or 12, (i) without shareholder approval (A) if such

68	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, (B) if such Action increases the number of Shares available under the Plan (other than an increase permitted under Article 5 absent shareholder approval), (C) if such Action results in a material increase in benefits permitted under the Plan (but excluding increases that are immaterial or that are minor and to benefit the administration of the Plan, to take account of any changes in legislation, or to obtain or maintain favorable tax, exchange, or regulatory treatment for the Company, a Subsidiary, and/or an Affiliate) or a change in eligibility requirements under the Plan, or (D) for any Action that results in a reduction of the Option Price or grant price per Share, as applicable, of any outstanding Options or Stock Appreciation Rights or cancellation of any outstanding Options or Stock Appreciation Rights in exchange for cash, or for other Awards, such as other Options or Stock Appreciation Rights, with an Option Price or grant price per Share, as applicable, that is less than such price of the original Options or Stock Appreciation Rights, and (ii) without the written consent of the affected Participant, if such Action would materially diminish the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan, any Award or any Award Agreement without such consent of the Participant in such manner as it deems necessary to comply with applicable laws.

Article 14. General Provisions

14.1 No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

14.2 Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

14.3 Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

14.4 No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code or Section 457A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

14.5 Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

14.6 Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	69

advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

14.7 Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 14.7 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 14.6. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.8 Awards to Non-U.S. Employees or Directors. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Subsidiaries or Affiliates shall be covered by the Plan;

(b)	Determine which Employees or Directors outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;
(d)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and

(e)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 14.8 by the Committee shall be attached to this Plan document as appendices.

14.9 Rights as a Shareholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

14.10 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

70	Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

14.12 No Constraint on Corporate Action. Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

14.13 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

14.14 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

14.15 Waiver of Certain Claims. By participating in the Plan, the Participant waives all and any rights to compensation or damages in consequence of the termination of his or her office or Service with the Company, any Subsidiary or Affiliate for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his or her ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Board or Committee pursuant to a discretion contained in the Plan or any Award Agreement or the provisions of any statute or law relating to taxation.

14.16 Data Protection. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the company, undertaking or part-undertaking which employs the Participant, wherever situated.

14.17 Effective Date. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the “Effective Date”).

14.18 Shareholder Approval. The Plan will be submitted for approval by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within twelve (12) months of the Effective Date. Any Awards granted under the Plan prior to such approval of shareholders shall be effective as of the date of grant, but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such shareholder approval, and if shareholders fail to approve the Plan as specified hereunder, the Plan and any Award shall be terminated and cancelled without consideration.

* * *

This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 23rd day of March, 2009.

Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement	71

SHAREHOLDERS ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
June 13, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual General Meeting, Proxy Statement and the Annual Report to Shareholders for the year ended February 1, 2014 are available at http://www.signetjewelers.com/shareholders Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided. 00003333333333333300 7 061314
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 & 5, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. To elect seven directors to the Company’s Board of Directors to serve until the next Annual 1. Election of ten directors to the Company’s Board of Directors General Meeting of Shareholders or until their respective successors are elected in accordance with the amended Bye-laws of the Company. FOR AGAINST ABSTAIN a) Todd Stitzer a) H. Todd Stitzer b) Robert Blanchard b) Virginia Drosos c) Dale Hilpert c) Dale W. Hilpert d Marianne Parrs d) Marianne Miller Parrs e) Thomas Plaskett e) Thomas G. Plaskett f) Russell Walls f) Russell Walls g) Michael W. Barnes g) Helen McCluskey ELECTION OF DIRECTORS: h) Robert Stack i) Eugenia Ulasewicz j) Michael W. Barnes 2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. 4. Re-Approval of the material terms of the performance goals under the Signet Jewelers
To change the address on your account, please check the box at right and Limited Omnibus Incentive Plan 2009. indicate your new address in the address space above. Please note that 5. Approval of the amendments to the Signet Jewelers Limited Bye-laws. changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FORM OF PROXY FOR US SHAREHOLDERS ANNUAL MEETING OF SHAREHOLDERS OF June 13, 2014 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.signetjewelers.com/shareholders” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in COMPANY NUMBER the United States or +1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. ACCOUNT NUMBER Enter your voting instructions up until June 13, 2014 at 12:01 a.m., which is approximately 11 hours before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual General Meeting, Proxy Statement and the Annual Report to Shareholders for the year ended February 1, 2014 are available at http://www.signetjewelers.com/shareholders Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00003333333333333300 7 061314 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 & 5, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To amend the Company’s Bye-laws to provide for the annual election of Directors in the manner contemplated in Appendix 1 to the Proxy Statement. 1. Election of ten directors to the Company’s Board of Directors 2. If proposal 1 is approved, to elect seven directors to the Company’s Board of Directors to serve FOR AGAINST ABSTAIN until the next Annual General Meeting of Shareholders or until their respective successors are a) H. Todd Stitzer elected in accordance with the amended Bye-laws of the Company. a) Sir Malcolm Williamson b) Virginia Drosos b) Michael W. Barnes c) Dale W. Hilpert c) Robert Blanchard d) Marianne Miller Parrs d) Dale Hilpert e) Thomas G. Plaskett e) Russell Walls f) Russell Walls f) Marianne Parrs g) Helen McCluskey g) Thomas Plaskett h) Robert Stack i) Eugenia Ulasewicz JOHN SMITH j) Michael W. Barnes 1234 MAIN STREET APT. 203 2. Appointment of KPMG LLP as independent auditor of the Company. NEW YORK, NY 10038 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. 4. Re-Approval of the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that 5. Approval of the amendments to the Signet Jewelers Limited Bye-laws. changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. SIGNET JEWELERS LIMITED Proxy for the Annual General Meeting of Shareholders on June 13, 2014 Solicited on Behalf of the Board of Directors The undersigned hereby appoints H. Todd Stitzer and Mark A. Jenkins, or either of them, each with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting on all matters which may properly come before at the Annual General Meeting of Shareholders of Signet Jewelers Limited, to be held at Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, Bermuda, on Friday, June 13, 2014 at 11:00 a.m. Atlantic time, and at any adjournments or postponements thereof, as set forth on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 & 5, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED. (Continued and to be signed on the reverse side.) 14475

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of
To Be Held On: June 13, 2014 at 11:00 a.m. Atlantic time at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, Bermuda COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 1, 2014. Please visit http://www.signetjewelers.com/shareholders, where the following materials are available for view: Notice of Annual General Meeting of Shareholders Proxy Statement Form of Proxy Card Annual Report to Shareholders TO REQUEST MATERIAL: TELEPHONE: 888-776-9962 or +1-718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions up until June 13, 2014 at 12:01 a.m., which is approximately 11 hours before the start of the meeting. IN PERSON: You may vote your shares in person by attending the Annual General Meeting. TELEPHONE: If you are a US Shareholder you may vote by telephone. To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until June 13, 2014 at 12:01 a.m., which is approximately 11 hours before the start of the meeting. MAIL: If you wish to vote by mail, you may request a proxy card by following the instructions above.
1. Election of ten directors to the Company’s Board of Directors 2. Appointment of KPMG LLP as independent auditor of the Company. a) H. Todd Stitzer 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. b) Virginia Drosos 4. Re-Approval of the material terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009. 5. Approval of the amendments to the Signet Jewelers Limited Bye-laws. c) Dale W. Hilpert d) Marianne Miller Parrs THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 & 5, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1. e) Thomas G. Plaskett f) Russell Walls g) Helen McCluskey h) Robert Stack i) Eugenia Ulasewicz j) Michael W. Barnes

Form of Direction Annual General Meeting 2014 Form of Direction for use by holders within the Depositary Interest facility in relation to the Annual General Meeting to be held on June 13, 2014.

I/We, being (a) holder(s) of interests in securities of Signet Jewelers Limited via the Depositary Interest facility hereby direct Capita IRG Trustees (Nominees) Limited (see note 2) to vote in proportion to my/our holding at the Annual General Meeting of Signet Jewelers Limited to be held at the Rosewood Tucker’s Point, 60 Tucker’s Point Drive, Hamilton Parish, HS 02, Bermuda, at 11:00 a.m. Atlantic time on June 13, 2014 and at any adjournment thereof (see note 5)

NOTICE OF AVAILABILITY— Notice of Meeting/Proxy Statement and 2014 Annual Report

Important—please read carefully

You can now access the 2014 Annual Report and Notice of Meeting/Proxy Statement and give your voting direction electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders, to be directed to Capita Registrars’ share portal.

You should read the 2014 Annual Report and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2014 Annual Report and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving Forms of Direction is 11:00 a.m. Atlantic time (3:00 p.m. UK time) on June 10, 2014, which is 72 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	Election of ten directors to the Company’s Board of Directors.
	a)	H. Todd Stitzer
	b)	Virginia Drosos
	c)	Dale W. Hilpert
	d)	Marianne Miller Parrs
	e)	Thomas G. Plaskett
	f)	Russell Walls
	g)	Helen McCluskey
	h)	Robert Stack
	i)	Eugenia Ulasewicz
	j)	Michael W. Barnes
2.	Appointment of KPMG LLP as independent auditor of the Company.
3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).
4.	Re-Approval of the materials terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009.
5.	Approval of the amendments to the Signet Jewelers Limited Bye-laws.

Signature or common seal	Date	2014

Notes for completion of Form of Direction

NOTES:

1.	To be effective, this Form of Direction and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF not later than 72 hours before the time appointed for holding the Annual General Meeting.

2.	Neither Capita IRG Trustees (Nominees) Limited nor its appointed custodian will exercise voting rights in the absence of express instructions from the beneficial holders within the Depositary Interest facility.

3.	Any alterations made to this Form of Direction must be initialled or will not be valid.

4.	In the case of a company, this Form of Direction should be given under its common seal or under the hand of an officer or attorney duly authorized in writing.

5.	Please indicate how you wish Capita IRG Trustees (Nominees) Limited to vote the securities underlying your holding by placing an “X” in the box provided or by giving your voting direction electronically. If you wish to direct Capita IRG Trustees (Nominees) Limited to vote less than your full voting entitlement, please enter the number of securities that you would like Capita IRG Trustees (Nominees) Limited to exercise voting rights in respect of in the relevant box on the Form of Direction. On receipt of this form duly signed, you will be deemed to have authorized Capita IRG Trustees (Nominees) Limited to vote, or to abstain from voting, as per your instructions. If you wish to give your voting instruction electronically, please log-on to the website detailed in the box above, and click on UK Shareholder which will lead you to Capita Asset Services share portal. From here, click on ‘Access your Account’ and follow the on-screen instructions. You will need your investor code which is provided on the Form of Direction.

6.	In the case of joint holders, this Form of Direction may be signed by any one of such holders, but the instruction of the senior who tenders a direction shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose seniority shall be determined by the order in which the names appear in the Nominee register.

7.	This form is issued only to the addressee(s) and is specific to the class of security and the unique designated account printed hereon. This personalized form is not transferable between different (i) account holders; (ii) classes of security; or (iii) uniquely designated accounts. Signet Jewelers Limited and Capita IRG Trustees (Nominees) Limited accept no liability for any instruction that does not comply with these conditions.

8.	If you would like to attend the 2014 Annual General Meeting, please contact Capita IRG Trustees (Nominees) Limited, Regulated Business Team, to request a Letter of Representation.

9.	Holders of interests in securities of Signet Jewelers Limited via the Depositary Interest facility may give a voting direction through CREST in accordance with the procedures set out in the CREST manual. You should refer to the instructions on pages 56-57 of the Proxy Statement.

10.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed direction bearing a later date to the Registrars.

Form of Proxy for Non-US Shareholders Annual General Meeting 2014

Form of Proxy for Non-US Shareholders for use at the Annual General Meeting to be held on June 13, 2014. Before completing this form, please read the explanatory notes on the reverse side.

I/We, being (a) holder(s) of Common Shares, par value of US$ 0.18 per share in Signet Jewelers Limited, hereby appoint H. Todd Stitzer and Mark A. Jenkins, or either of them, each with full power of substitution and power to act alone, or the following person (see note 1 on reverse side)

as my/our proxies to vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held at Rosewood Tucker’s Point, 60 Tucker’s Point Drive, Hamilton Parish, HS 02, Bermuda, at 11:00 a.m. Atlantic time on June 13, 2014 and at any adjournment thereof. I/We direct my/our proxies to vote on the resolutions set out in the notice convening the Annual General Meeting as follows and otherwise as he or they shall think fit.

☐ Please tick here if this proxy appointment is one of multiple appointments being made.

NOTICE OF AVAILABILITY—

Notice of Meeting/Proxy Statement and 2014 Annual Report

Important—please read carefully

You can now access the 2014 Annual Report and Notice of Meeting/Proxy Statement and appoint a proxy to cast your vote electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders.

You should read the 2014 Annual Report and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2014 Annual Report and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving proxies is 12:01 a.m. Atlantic time (4:01 a.m. UK time) on June 13, 2014,

which is approximately 11 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	Election of ten directors to the Company’s Board of Directors.
	a)	H. Todd Stitzer
	b)	Virginia Drosos
	c)	Dale W. Hilpert
	d)	Marianne Miller Parrs
	e)	Thomas G. Plaskett
	f)	Russell Walls
	g)	Helen McCluskey
	h)	Robert Stack
	i)	Eugenia Ulasewicz
	j)	Michael W. Barnes
2.	Appointment of KPMG LLP as independent auditor of the Company.
3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement.
4.	Re-Approval of the materials terms of the performance goals under the Signet Jewelers Limited Omnibus Incentive Plan 2009.
5.	Approval of the amendments to the Signet Jewelers Limited Bye-laws.

Signature or common seal	Date	2014

Notes for completion of Form of Proxy for Non-US Shareholders

Notes

1.	A shareholder may appoint a proxy or proxies (who need not be a shareholder of the Company). To appoint as a proxy a person other than H. Todd Stitzer and Mark A. Jenkins delete the words ‘H. Todd Stitzer and Mark A. Jenkins’ and insert the full name of your proxy in the space provided. Please initial the amendment. You may also appoint more than one proxy provided each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following options are available:

(a)	To appoint H. Todd Stitzer and Mark A. Jenkins or either of them, each with full power of substitution and power to act alone, as your proxies in respect of all your shares, simply fill in any voting instructions by placing an X in the appropriate box opposite each resolution and sign and date this Form of Proxy for Non-US Shareholders.
(b)	To appoint a person other than H. Todd Stitzer and Mark A. Jenkins or either of them, each with full power of substitution and power to act alone, proxies in respect of all your shares, delete the words ‘H. Todd Stitzer and Mark A. Jenkins’ and insert the name and address of your proxy in the spaces provided. Then fill in any voting instructions by placing an X in the appropriate box and sign and date this Form of Proxy for Non-US Shareholders.
(c)	To appoint a proxy in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. If left blank your proxy will be deemed to be authorized in respect of your full voting entitlement.
(d)	To appoint more than one proxy, please sign and date this Form of Proxy for Non-US Shareholders and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chairman as one of your multiple proxies, simply write ‘the Chairman of the Meeting’. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given.
2.	Where H. Todd Stitzer and Mark A. Jenkins or either of them, each with full power of substitution and power to act alone, are appointed as your proxies, and unless otherwise indicated, the proxy will vote in accordance with the recommendations of the Board “for” each of the resolutions.
3.	This Form of Proxy for Non-US Shareholders must be completed and deposited by post or by hand so as to arrive, not later than 11 hours before the time set for the meeting, to Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, during usual business hours accompanied by any power of attorney (or other authority certified notarially or in some other way approved by the Directors) under which it is executed (if applicable).
4.	Please execute and date the Form of Proxy for Non-US Shareholders. A company must execute the Form of Proxy for Non-US Shareholders under either its common seal or the hand of a duly authorized Officer or attorney. In the case of an individual this Form of Proxy for Non-US Shareholders must be signed by the appointer or his agent duly authorized in writing.
5.	This Form of Proxy for Non-US Shareholders is for use by Non-US Shareholders in respect of the Shareholder account specified above only and should not be amended or submitted in respect of a different account.
6.	In the case of joint holders, the signature of only one of the joint holders is required but if more than one votes, the vote of the senior (according to the order in which the names stand in the register in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the votes of the other joint holder(s).
7.	The vote ‘Abstain’ option is to enable you to abstain on any particular resolution. Such a vote is not a vote in law and will not be counted in the votes ‘For’ and ‘Against’ a resolution.
8.	To submit your voting instruction electronically, you will need to go to the website on the reverse side and click on “UK Shareholder” which will lead you to Capita Asset Services’ share portal. From here you can log-on to your share portal account or register for the share portal if you have not already done so. To register for the share portal you will need your investor code set-out on this Form of Proxy for Non-US Shareholders. Once registered you will immediately be able to submit a proxy vote. Please note that the Company takes all reasonable precautions to ensure that no viruses are present in any electronic communication it sends out but the Company cannot accept responsibility for loss or damage arising from the opening or use of any email as attachment from the Company and recommends that Shareholders subject all messages to virus checking procedures prior to use. Any electronic communication received by the Company including lodgement of a form of proxy, that is found to contain any virus will not be accepted.
9.	The proxy must attend the meeting in person to represent you. The completion and return of this Form of Proxy for Non-US Shareholders will not preclude you from attending and voting in person at the Meeting should you subsequently decide to do so.
10.	Any alteration made in this Form of Proxy for Non-US Shareholders should be initialled by the person(s) signing it.
11.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed form of proxy bearing a later date to the Registrars or by attending the Annual General Meeting and giving notice of revocation in person.